                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _____________________


                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of l934

         Date of Report (Date of earliest event reported)    May l9, l995
                                                          __________________

                           Colonial Commercial Corp.
________________________________________________________________________________
               (Exact name of Registrant as specified in Charter)

  New York                          l-6663                       11-2037182
________________________________________________________________________________
(State  of  other  Juris-      (Commission File                (IRS Employer
diction of Incorporation           Number)                    Identification No)


            360l Hempstead Turnpike, Levittown, New York ll756-l3l5
________________________________________________________________________________
              (Address of Principal Executive Offices) (Zip Code)


Registrant's Telephone Number, Including Area Code: 5l6-796-8400
                                                   ______________


________________________________________________________________________________
         (Former name or former address, if changed since last report.)

                           COLONIAL COMMERCIAL CORP.


Item 2.  Acquisition or Disposition of Assets
         ____________________________________


         On May l9, l995, Colonial Commercial Corp. ("Colonial") purchased the capital stock of Atlantic Hardware and Supply Corporation ("Atlantic") from Brennand-Paige Industries, Inc., a wholly-owned subsidiary of Thackeray Corporation, for $3.8 million in cash. $2 million was borrowed from Sterling National Bank and Trust Co. of New York from a $2.5 million revolving credit facility secured by the receivables of Atlantic and guaranteed by Colonial. The remaining $l.8 million was borrowed from National Westminster Bank on a short-term secured interest-bearing note, collateralized by Certificates of Deposit owned by Colonial maturing between June 26, l995 and August 7, l995. Colonial determined that it was in its best interest to use the Certificates of Deposit as collateral for borrowing, as opposed to surrendering them pior to their maturity dates.

          There are no material relationships between the Buyers and the Sellers or any of their respective affiliates, officers or directors. The purchase price was determined by negotiations between the parties. Colonial intends to continue the business of Atlantic and subsequent to closing, entered into a three-year employment contract with the current president of Atlantic.

          Atlantic's primary business is the distribution of door hardware and doors and frames used in new building construction, buildings being rehabilitated, interior tenant buildouts, and building maintenance. Atlantic serves the contract hardware market on a wide range of commercial, residential, and institutional construction projects, such as office buildings, hospitals, schools, hotels and high-rise apartment buildings. The 50-year old Company is headquartered in New York City and has operating branches in New Jersey, Pennsylvania, Georgia, Illinois and Long Island, New York.

Item 7.  Financial Statements and Exhibits
         _________________________________

         Listed below are the financial statements and exhibits filed as part of this report.

         (A)  Financial Statements of Business Acquired

              (l) Audited balance sheets of Atlantic Hardware and Supply Corporation as of December 3l, l994, l993 and l992 and related statements of operations and cash flows for each of the three years ended December 3l, l994, related footnotes and accountants' report [see pages 5-12].

                           COLONIAL COMMERCIAL CORP.

         _____________________________________________

              (2) Atlantic Hardware and Supply Corporation Balance sheet as of March 3l, l995 and December 3l, l994 and related statements of operations and cash flows for the three months ended March 3l, l995 and March 3l, l994 (unaudited)[see pages 13-15].

         (C)  Exhibits

              The exhibits listed on the Index to Exhibits following the signature page herein are filed as part of the Form 8-K.


                                SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   COLONIAL COMMERCIAL CORP.
                                   _________________________
                                         (Registrant)

Date:  June 2, l995                    /s/ James W. Stewart
                                   _____________________________
                                         James W. Stewart
                                   Chief Financial Officer

                           COLONIAL COMMERCIAL CORP.
                               INDEX TO EXHIBITS
                               Form 8-K Item 7(C)




                                                         Filed Herewith
Exhibits                                                 on Page No.
________                                                 _______________


l0(g)  Certain documents relating to Atlantic
       Hardware and  Supply Corporation

           (i)  Stock Purchase Agreement dated
                May l9, l995 by and among
                Thackeray Corporation, Brennand-
                Paige Industries, Inc. and
                Colonial Commercial Corp.                      17

          (ii)  Revolving Credit Agreement
                between Atlantic Hardware and
                Supply Corporation and
                Sterling National Bank & Trust
                Company of New York.                           58

         (iii)  Guarantee of all liabilities
                and security agreement of
                Atlantic Hardware and Supply
                Corporation by Colonial
                Commercial Corp. to Sterling
                National Bank and Trust of
                New York.                                      80

          (iv)  Secured interest bearing note
                between Colonial Commercial
                Corp. and National Westminster
                Bank.                                          89

           (v)  Employment Agreement dated
                May l9, l995 between Atlantic
                Hardware and Supply Corporation
                and Paul Selden.                              106

                              ARTHUR ANDERSEN LLP



                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Atlantic Hardware and Supply Corporation:

We have audited the accompanying balance sheets of Atlantic Hardware and Supply Corporation (a New York corporation) as of December 3l, l994, l993 and l992, and the related statements of operations and cash flows for each of the three years ended December 3l, l994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Atlantic Hardware and Supply Corporation as of December 3l, l994, l993 and l992, and the results of its operations and its cash flows for each of the three years ended December 3l, l994, in conformity with generally accepted accounting principles.


                                     /S/ Arthur Andersen LLP


New York, New York
March 24, l995


                    ATLANTIC HARDWARE AND SUPPLY CORPORATION
                    ________________________________________

                                 BALANCE SHEETS
                                 ______________


                        DECEMBER 31, 1994, 1993 AND 1992
                        ________________________________

                                      l994         l993       l992
                                      ____         ____       ____

 Assets:
 Current Assets:
   Cash...........................$   239,000  $  l64,000  $  430,000
   Accounts receivable (net of
    allowance of $520,000 in l994,
    $360,000 in l993 and $320,000
    in l992)......................  6,631,000   3,9l0,000   2,874,000
  Inventories.....................  l,l46,000   l,l32,000   l,028,000
  Other receivables and current
   assets.........................     l4,000      l0,000      l2,000
                                    ---------   ---------   ---------
      Total current assets........  8,030,000   5,216,000   4,344,000

  Property, plant and equipment,
   net............................    l00,000      41,000      47,000
                                    ---------   ---------   ---------
                                  $ 8,l30,000  $5,257,000  $4,39l,000
                                    ---------   ---------   ---------

Liabilities and Stockholder's Equity
  Current Liabilities:
   Accounts payable...............$ 2,09l,000  $  96l,000  $  634,000
   Accrued expenses:
    Salaries and other............    315,000     228,000     l95,000
    Income and other taxes........    l80,000      72,000      76,000
   Short-term debt................    990,000     250,000        -
   Payable to Parent..............    848,000     6l0,000     596,000
                                    ---------   ---------   ---------
      Total current liabilities...  4,424,000   2,121,000   l,50l,000
                                    ---------   ---------   ---------

   Commitments
   Stockholder's Equity:
     Common stock, $.l0 par
      value (l00 shares author-
      ized and issued)...........       -            -            -
     Capital in excess of par
      value......................   l,453,000   l,453,000   l,453,000
     Retained earnings...........   2,253,000   l,683,000   l,437,000
                                    ---------   ---------   ---------
      Total stockholder's equity.   3,706,000   3,136,000   2,890,000
                                    ---------   ---------   ---------
                                 $  8,130,000 $ 5,257,000 $ 4,391,000
                                    ---------   ---------   ---------

The accompanying notes are an integral part of these statements.



                    ATLANTIC HARDWARE AND SUPPLY CORPORATION
                    ________________________________________

                            STATEMENTS OF OPERATIONS
                            ________________________


              FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992
              ____________________________________________________



                                    l994         l993         l992
                                    ____         ____         ____

Sales...........................$18,741,000  $13,506,000  $ll,260,000

Cost of sales................... 13,425,000    9,489,000    7,871,000
                                 ----------   ----------   ----------

Gross profit....................  5,316,000    4,017,000    3,389,000

Selling, general and administra-
  tive expenses.................  4,184,000    3,525,000    3,348,000
                                 ----------   ----------   ----------

Operating income................  l,l32,000      492,000       4l,000
Other (expense) income:
  Interest and debt expense.....    (26,000)      (3,000)        -
  Other income,net..............      7,000        5,000       22,000
                                 ----------   ----------   ----------

Income before income taxes......  l,ll3,000      494,000       63,000

Income taxes....................    543,000      248,000       l0,000
                                 ----------   ----------   ----------

Net income......................$   570,000  $   246,000  $    53,000
                                 ----------   ----------   ----------

















    The accompanying notes are an integral part of these statements.



               ATLANTIC HARDWARE AND SUPPLY CORPORATION
               ________________________________________

                       STATEMENTS OF CASH FLOWS
                       ________________________

         FOR THE YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992
         ____________________________________________________

                                     1994         1993        1992
                                     ____         ____        ____

Cash Flows provided by (used in)
 Operating Activities:
  Net income.................... $   570,000  $   246,000  $  53,000
  Adjustments to reconcile net
   income to net cash (used in)
   operating activities:
    Depreciation................      30,000       36,000     46,000
  Changes in assets and
   liabilities:
    (Increase) in accounts
     receivables, net...........  (2,721,000)  (l,036,000)  (246,000)
    (Increase) in inventories...     (l4,000)    (l04,000)  (l37,000)
    (Increase) decrease in
     other receivables and
     current assets.............      (4,000)       l,000     24,000
    Increase in accounts payable   l,l30,000      327,000    26l,000
    Increase (decrease) in
     accrued expenses...........     l95,000       29,000   (l29,000)
    Increase (decrease) in
     payable to Parent..........     238,000       l5,000    (72,000)
                                     -------      -------    -------
      Net cash flows (used in)
       operating activities.....    (576,000)    (486,000)  (200,000)
                                     -------      -------    -------

Cash Flows (used in) Investing
 Activities:
  Additions to property, plant
   and equipment................     (89,000)     (30,000)    (4,000)
                                      ------       ------      -----
      Net cash flows (used in)
       investing activities.....     (89,000)     (30,000)    (4,000)
                                      ------       ------      -----

Cash Flows provided by Financing
 Activities:
  Proceeds of short-term debt...     740,000      250,000        -
                                     -------      -------    -------
      Net cash flows provided
       by financing activities..     740,000      250,000        -
                                     -------      -------    -------
      Net change in cash........      75,000     (266,000)  (204,000)
  Cash-beginning of year........     l64,000      430,000    634,000
                                     -------      -------    -------
  Cash-end of year.............. $   239,000   $  164,000  $ 430,000
                                     -------      -------    -------


   The accompanying notes are an integral part of these statements.

                    ATLANTIC HARDWARE AND SUPPLY CORPORATION
                    ________________________________________

                         NOTES TO FINANCIAL STATEMENTS
                         _____________________________

                        DECEMBER 31, 1994, 1993 AND 1992
                        ________________________________



l.  ORGANIZATION OF BUSINESS
    ________________________

    Atlantic Hardware and Supply Corporation ("Atlantic" or the "Company") is a wholly-owned subsidiary of Thackeray Corporation ("Thackeray" or the "Parent"). Atlantic's primary business is the distribution of door hardware, doors and frames used in new building construction, buildings being rehabilitated, interior tenant buildouts and building maintenance. Atlantic services the contract hardware market, usually as a material supplier only, on a wide range of commercial, residential and institutional construction projects.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    __________________________________________

Inventories

    Inventories are stated at the lower of cost, determined on the last-in, first-out basis (LIFO), or market.

Property, Plant and Equipment

    Property, plant and equipment are carried at cost. Major additions and betterments are capitalized.

    Depreciation of property, plant and equipment is provided principally by the straight-line method and is based upon the estimated useful lives of the respective assets.

3.  INVENTORIES
    ___________

    Inventories consisted solely of finished goods at December 3l, l994, l993 and l992.

    If the first-in, first-out (FIFO) method of inventory accounting had been used, inventories would have been $252,000 higher than reported at December 3l, l994 and l993 and $234,000 higher than reported at December 3l, l992.

4.  PROPERTY, PLANT AND EQUIPMENT
    _____________________________

    Property, plant and equipment consisted of the following at December 3l, l994, l993 and l992.

                                  l994         l993        l992
                                  ____         ____        ____

Machinery and equipment...... $  464,000  $   375,000  $   345,000
Furniture and fixtures.......     44,000       44,000       44,000
Leasehold improvements.......     66,000       66,000       66,000
                                 -------      -------      -------
                                 574,000      485,000      455,000
Accumulated depreciation and
 amortization................   (474,000)    (444,000)    (408,000)
                                 -------      -------      -------
                              $  100,000  $    41,000  $    47,000
                                 -------      -------      -------

    Depreciation expense aggregated $30,000, $36,000 and $46,000 for l994, l993 and l992, respectively. The estimated useful lives range from three to five years for machinery and equipment and furniture and fixtures. Leasehold improvements are amortized over their useful lives or the period of the lease, whichever is shorter.

5.  DEBT
    ____

    During l992, Atlantic entered into a line of credit agreement with Sterling National Bank and Trust Company ("Sterling") which is guaranteed by the Parent. This agreement, which is renewable on an annual basis at the option of Sterling, provides for a working capital line of credit up to a maximum of $l,250,000. The agreement limits the amount of cash that may be upstreamed to affiliates to $500,000, plus 50% of net income as defined. The interest rate is prime plus l.5%. For the year l994, the weighted average interest rate incurred was 8.7%. There are no charges on the unborrowed portion of the line of credit. As of December 3l, l994, l993 and l992, borrowings under the line of credit amounted to $990,000, $250,000 and $0, respectively.

   During the years ended December 3l, l994, l993 and l992, the Company paid interest aggregating $26,000, $3,000 and $0, respectively.

6. INCOME TAXES
   ____________

   The Company is included in the consolidated federal income tax return of the Parent. Historically, it has been the Parent's policy not to charge income taxes to the Company. Accordingly, for the year ended December 3l, l992, the Company had no provision for federal income taxes. However, in accordance with Statement of Financial Accounting Standards No. l09, "Accounting for Income Taxes" ("SFAS No. l09"), on a separate financial statement basis, the Company is required to present a federal tax provision for the two years ended December 3l, l994 and l993. For purposes of these financial statements the amounts calculated as the Company's federal tax provision (current and deferred) for the years ended

December 31, l994 and l993 are presented as payable to Parent in the accompanying balance sheets. However, for state tax purposes, separate tax returns are filed in various jurisdictions where taxable losses of the Parent are not available to offset taxable income of subsidiaries of the Parent, and tax benefits of such losses may not be realized. As a result, the state tax provision is determined considering this tax reporting structure.

   The provision for income taxes for the years ended December 3l, l994, l993 and l992, was comprised of the following:

                                     l994        l993        l992
                                     ____        ____        ____

  Federal tax provision...........$ 368,000  $  l58,000   $    -
  State tax provision.............  l75,000      90,000      l0,000
                                   --------    --------     -------
                                  $ 543,000  $  248,000   $  10,000
                                   --------    --------     -------

   For the years ended December 3l, l994, l993 and l992, the Company paid state income taxes in the amount of $l44,000, $59,000 and $68,000, respectively.

   There are no material temporary differences, therefore, the federal tax provision for the years ended December 3l, l994 and l993, which is presented as payable to Parent, is classified on the accompanying balance sheets as a current liability.

   In l993, the Company adopted SFAS No. l09, which requires the use of the liability method in accounting for income taxes. No restatements or adjustments to the financial statements of the Company were required as a result of such adoption.

7. EMPLOYEE BENEFIT PLANS
   ______________________

   Atlantic has a profit-sharing plan in effect which covers sub- stantially all of its employees. Contributions to the plan are determined by the Board of Directors of Atlantic and are based on profit performance in relation to pre-established goals. Profit- sharing expense amounted to $45,000 in l994, $36,000 in l993 and $27,000 in l992.

8. COMMITMENTS
   ___________

   The Company leases office and warehouse facilities under lease agreements which expire at various dates through 2000.

   Atlantic's total rent expense of continuing operations amounted to $228,000 in l994, $220,000 in l993 and $278,000 in l992. Minimum annual rental commitments under certain leases are subject to escalation based on increases in real estate taxes.

   Minimum annual rental obligations under noncancellable long-term operating leases, which are subject to escalation based on increases in real estate taxes, are as follows:


   l995..................................$   203,000
   l996...................................   202,000
   l997...................................   198,000
   l998...................................   206,000
   l999...................................   177,000
   Thereafter.............................    56,000
                                           ---------
                                         $ 1,042,000
                                           ---------


   Atlantic  has  employment   contracts   expiring   through  l999.   Aggregate
compensation in l994 under employment contracts amounted to $l54,000.

9. RELATED PARTIES
   _______________

   The Parent provides management and consulting services to the Company for an annual fee. Such services include, but are not limited to, advice and assistance concerning any and all aspects of the operations of the Company. Management fees, which are included in payable to Parent, were $70,000 in l994, $l06,000 in l993 and $84,000 in l992.


                    ATLANTIC HARDWARE AND SUPPLY CORPORATION

                          Consolidated Balance Sheets

                      March 31, 1995 and December 31, 1994



           ASSETS                            1995          1994
           ______                          _________      _______
                                          (Unaudited)    (Audited)

Current assets
  Cash                                  $     20,000        239,000
  Accounts receivable (net of allow-
   ance of $529,000 on March 3l, l995
   and $520,000 on December 31, 1994)      5,503,000      6,631,000
  Inventories                              l,211,000      l,l46,000
  Other receivables and current
   assets                                     33,000         14,000
                                           ---------      ---------
     Total current assets                  6,767,000      8,030,000
                                           ---------      ---------

Plant and equipment - net                     92,000        100,000

     TOTAL ASSETS                       $  6,859,000      8,130,000
                                           ---------      ---------

 LIABILITIES AND STOCKHOLDER'S EQUITY

Current Liabilities
  Accounts payable                       $ l,524,000      2,091,000
  Accrued expenses                           239,000        315,000
  Income and other taxes                      96,000        l80,000
  Credit line borrowing                      500,000        990,000
  Payable to parent                          848,000        848,000
                                           ---------      ---------
    Total current liabilities              3,207,000      4,424,000
                                           ---------      ---------

Stockholder's Equity
  Common stock                                 -               -
  Paid-in-capital                          l,453,000      l,453,000
  Retained earnings                        2,199,000      2,253,000
                                           ---------      ---------
    Total Stockholder's Equity             3,652,000      3,706,000
                                           ---------      ---------

    Total Liabilities & Stockholder's
      Equity                             $ 6,859,000      8,130,000
                                           ---------      ---------




                    ATLANTIC HARDWARE AND SUPPLY CORPORATION

                      Consolidated Statement of Operations

                   Three Months Ended March 31, 1995 and 1994

                                  (Unaudited)




                                            1995         1994
                                            ____         ____

Sales                                   $ 4,183,000    3,727,000
Cost of sales                             3,078,000    2,601,000
                                          ---------    ---------

  Gross profit on sales                   l,l05,000    l,l26,000
                                          ---------    ---------

Operating Expenses                        l,110,000      972,000
                                          ---------    ---------

Operating Income (Loss)                      (5,000)     l54,000

Other (Expenses) Income:
 Interest expense                           (16,000)      (2,000)
 Other (Expense) Income                       2,000        1,000
                                          ---------    ---------

  Total Other (Expenses) Income             (14,000)      (1,000)

Income before income taxes                  (19,000)     153,000
Income taxes                                 35,000       25,000
                                          ---------    ---------

  Net Income                            $   (54,000)     128,000
                                          ---------    ---------




                    ATLANTIC HARDWARE AND SUPPLY CORPORATION

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                   THREE MONTHS ENDED MARCH 31, 1995 AND 1994



                                                         1995        1994
                                                         ____        ____

Cash flows provided by (used in)
  operating activities:
    Net income                                      $   (54,000)    128,000
    Adjustment to reconcile net income
      to net cash (used in) operating
      activities:
        Depreciation                                     11,000       7,000
    Changes in assets and liabilities:
      (Increase) decrease in accounts
        receivable, net                               1,128,000    (122,000)
      (Increase) decrease in inventories                (65,000)   (195,000)
      (Increase) decrease in other
        receivables and current assets                  (19,000)    (36,000)
      Increase (decrease) in accounts
        payable                                        (567,000)    161,000
      Increase (decrease) in accrued
        expenses                                       (160,000)    (43,000)
                                                       ---------     -------
          Net cash flows (used in)
            operating activities                        274,000    (100,000)
                                                      ---------     -------

Cash flows (used in) investing activities:
  Additions to property, plant and
    equipment                                            (3,000)    (14,000)
                                                          -----      ------
    Net cash flows (used in) investing
      activities                                         (3,000)    (14,000)

Cash flow provided by (used in) financing activities:
    Payback of short term debt                         (490,000)       -
                                                        -------      ------
      Net cash flows provided by (used in)
        financing activities                           (490,000)       -
                                                        -------      ------

          Net change in cash                           (219,000)   (114,000)

Cash - beginning of year                                239,000     164,000
                                                       ---------   ---------
Cash - end of period                                $    20,000      50,000
                                                       ---------   ---------


                  Exhibit 10(g)(i) - Stock Purchase Agreement

                            STOCK PURCHASE AGREEMENT
                            ________________________

               STOCK PURCHASE AGREEMENT (the "Agreement"), dated as of May 19, 1995, by and among Thackeray Corporation, a Delaware corporation ("Parent"), Brennand-Paige Industries, Inc., a Delaware corporation ("Seller"), and Colonial Commercial Corp., a New York corporation ("Buyer"). Unless otherwise indicated, capitalized terms used herein are used as defined in Section 9.2 hereof.

                              W I T N E S S E T H :
                              - - - - - - - - - -

               WHEREAS, Seller is the owner of all of the issued and outstanding common stock, par value $0.01 per share (the "Common Stock"), of Atlantic Hardware & Supply Corporation, a New York corporation ("Company"), which is engaged in the distribution of door hardware products and sale of security systems and security related hardware; and

               WHEREAS, Buyer desires to purchase, and Seller desires to sell, the Common Stock upon the terms and conditions set forth in this Agreement;

               NOW THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants, agreements and consideration hereinafter set forth, the parties hereto do hereby agree as follows:

                                   ARTICLE I.

                                  SALE OF STOCK

               1.1. Sale of Stock. Upon the terms and subject to the _____________ conditions hereinafter set forth, on the Closing Date (as hereinafter defined) Seller shall sell, assign, transfer, convey and otherwise deliver to Buyer, and Buyer shall purchase, acquire and otherwise accept from Seller, the Common Stock.

               1.2.  Excluded Assets.  Notwithstanding anything to the
                     _______________
     contrary contained in Section 1.1 hereof, the parties to this Agreement expressly understand and agree that as of the Closing Date none of the following shall be included in the assets of Company (collectively, the "Excluded Assets"):

                    (a) any and all prepaid charges for, or refunds, abatements and credits of, any Taxes;

                    (b) any and all claims by Company against present or former officers, directors or stockholders of Company, whether or not related to the Business; and

                    (c) any and all obligations, including, without limitation, any and all debt, owed by Parent and its Subsidiaries to Company.

               By its signature at the end hereof, Company hereby transfers and assigns the Excluded Assets to Parent as of the Closing Date.

               1.3.  Excluded Liabilities.  Notwithstanding  anything
                     ____________________
     to the contrary  contained in Section 1.1 hereof,  the parties to this Agreement expressly understand and agree that as of the Closing Date none of the following shall be included in the
     liabilities    of   Company    (collectively,    the    "Excluded
     Liabilities"):

                    (a) obligations, liabilities and indebtedness of Company under the Existing Credit Agreement in an amount equal to $450,000 plus the amount of any loans, dividends or other distributions or other payments made by Company to Parent or any of its Subsidiaries after December 31, 1994 (which amount Parent and Seller jointly and severally represent is zero), which amount shall be repaid by Parent to Sterling National Bank and Trust Company ("Sterling") on the Closing Date; and

                    (b) any and all obligations owed to Parent or its Subsidiaries, which shall be deemed contributed to the capital of the Company immediately prior to the Closing Date and released as of the Closing Date.

                                   ARTICLE II.

                                  CONSIDERATION

               2.1.  Amount and Form of Consideration.  The  aggregate
                     ________________________________
     consideration (the "Consideration") for the acquisition of the Common Stock shall consist of the payment (the "Cash Consideration") at the Closing (as defined in Section 3.1 hereof) by Buyer to Seller, of an amount equal to $3,800,000, by delivery of a certified or bank cashier's check in such amount or, at Seller's option, by wire transfer of immediately available funds to an account designated by Seller.


                                  ARTICLE III.

                                  THE CLOSING

               3.1.  Closing Date.  The   closing   hereunder  (herein
                     ____________
     called the "Closing") shall take place simultaneously with the execution and delivery hereof at the offices of Weil, Gotshal & Manges, 767 Fifth Avenue, New York, New York 10153. The date of the Closing is referred to in this Agreement as the "Closing Date."

               3.2.  Proceedings at Closing.  All  proceedings  to  be
                     ______________________
     taken and all documents to be executed and delivered by Seller in connection with the consummation of the transactions contemplated hereby shall be reasonably satisfactory in form and substance to Buyer and its counsel. All proceedings to be taken and all documents to be executed and delivered by Buyer in connection with the consummation of the transactions contemplated hereby shall be reasonably satisfactory in form and substance to Seller and its counsel. All proceedings to be taken and all documents to be executed and delivered by all parties at the Closing shall be deemed to have been taken and executed simulta- neously, and no proceedings shall be deemed taken nor any documents executed or delivered until all have been taken, executed and delivered.


                                   ARTICLE IV.

               REPRESENTATIONS AND WARRANTIES OF PARENT AND SELLER

               Each  of  Parent  and  Seller  hereby   represents  and
     warrants to Buyer as follows:

               4.1.  Organization and Good Standing.  Each of  Parent,
                     ______________________________
     Seller and Company is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and has full corporate power and authority to own, lease and operate its properties and to carry on its business. Company is duly quali- fied or authorized to do business as a foreign corporation and is in good standing under the laws of (i) each jurisdiction in which it leases real property and (ii) each other jurisdiction in which the conduct of its business or the leasing of its properties requires such qualification or authorization, except where the failure to be so qualified would not be reasonably likely to result in a Material Adverse Change.

               4.2.  Authorization of Agreement.  Each  of  Parent and
                     __________________________
     Seller has full corporate power and authority to execute and deliver this Agreement and each other agreement, document, instrument or certificate contemplated by this Agreement to be executed by Parent or Seller in connection with the consummation of the transactions contemplated by this Agreement (collectively, the "Seller Documents"), and to perform fully its obligations here- under and thereunder. The execution, delivery and performance by Seller and Parent of this Agreement and Seller Documents have been duly authorized by all necessary corporate action on behalf of Seller and Parent. This Agreement and Seller Documents have been duly executed and delivered by Seller or Parent, as the case may be, and (assuming the due authorization, execution and delivery by Buyer) this Agreement and each of Seller Documents constitute legal, valid and binding obligations of Seller or Parent, as the case may be, enforceable against Seller or Parent, as the case may be, in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

               4.3.  Consents of Third Parties. Subject to the receipt
                     _________________________
     of the consents, approvals and waivers set forth on Schedule 4.3 hereto, none of the execution and delivery by Seller and Parent of this Agreement and Seller Documents, or the consummation of the transactions contemplated hereby or thereby, or compliance by Seller or Parent with any of the provisions hereof or thereof will (i) conflict with, or result in the breach of, any provision of the certificate of incorporation or by-laws of Seller, Parent or Company; or (ii) constitute a violation by Seller, Parent or Company of any Law which would be reasonably likely to result in a Material Adverse Change. No consent, waiver, approval, Order, Permit or authorization of, or declaration or filing with, or notification to, any Person or Governmental Body is required on the part of Seller, Parent or Company in connection with the execution and delivery of this Agreement or Seller Documents, or the compliance by Seller or Parent with any of the provisions hereof or thereof, except (i) as set forth on Schedule 4.3 hereto and (ii) those the failure of which to obtain would not be reasonably likely to result in a Material Adverse Change.

               4.4.  Capitalization.  (a) The authorized capital stock
                     ______________
     of  Company  consists  of 100  shares of Common  Stock,  $.10 par value, of which 100 shares are issued and outstanding. No subscription, warrant, option or other right to purchase or acquire any shares of any class of capital stock of Company or securities convertible into such capital stock is authorized or outstanding, and there is no commitment of Company to issue any such shares, warrants, options or other such rights or securities. Seller is beneficial and record holder of all of the Common Stock, free and clear of all Liens. No shares of capital stock are held by Company as treasury stock. All outstanding shares of Common Stock are duly authorized, validly issue fully paid and non-assessable and are not subject to any preemptive or other similar right. The execution and the delivery by Seller to Buyer at the Closing of a stock power and delivery of the certificate for the Common Stock will vest Buyer with good title to the Common Stock, free and clear of all Liens.

               (b) Parent is the beneficial and record holder of all of the common stock of Seller.

               4.5.  Contracts.  Schedule 4.5 lists all  of  Company's
                     _________
     (i) real estate leases (the "Leases"), (ii) employment contracts with a term exceeding 12 months which are not terminable without the payment of more than $10,000, and (iii) equipment leases with a term exceeding 12 months which are not terminable without the payment of more than $10,000. All such Contracts of Company are in full force and effect and Company has not breached any Contract, except for insubstantial breaches consistent with the past operations of Company.

               4.6.  Tax Matters.  (a)  The affiliated group  (as that
                     ___________
     term is defined in Section 1504(a) of the Internal Revenue Code of 1986 (the "Code")) of corporations of which Company is a member (the "Affiliated Group") has duly filed on a timely basis (including extensions) consolidated federal Income Tax Returns (and any state or local Income Tax Returns which are filed on a consolidated or combined basis, collectively, the "Consolidated Returns") for all taxable years during which Company was a member of the Affiliated Group. The Affiliated Group has paid all Income Taxes shown due or required to be shown on such returns ("Consolidated Taxes"), and has adequately provided for any and all Consolidated Taxes, which would be due from the Affiliated Group with respect to all tax periods ended on or before December 31, 1994. Other than Company's membership in the Affiliated Group, Company has not been a member of any affiliated group for any period not barred by the statute of limitations.

               (b) Company has duly and timely filed (including extensions) all material Tax Returns (the "Individual Returns") required to be filed by it under any applicable law, including estimated Tax Returns and reports, and has duly and timely paid all Income Taxes (other than Consolidated Taxes) (the "Individual Taxes") due and payable on or before the date hereof, except where the failure to pay Income Taxes would not be reasonably likely to result in a Material Adverse Change.

               (c) Parent has delivered or made available (or will do so) to Buyer copies of all the Consolidated Returns filed by the Affiliated Group for the last three preceding taxable years to the extent applicable to Company. Seller has delivered or made available (or will do so) to Buyer copies of all Individual Returns filed by Company for such three prior taxable years.

               (d) The federal Income Tax Returns of the Affiliated Group and of the members of the Affiliated Group (including Company) have been audited by the Internal Revenue Service (the

     "IRS") for the taxable years ended on or before December 31, 1983. All deficiencies asserted as a result of such examinations have been paid or finally settled and no issue has been raised by the IRS examination which, by application of the same or similar principles, might result in a proposed deficiency for any other period not so examined.

               (e) Except as disclosed on Schedule 4.6 hereto, no proposed Taxes have been asserted against the Affiliated Group or any member of the Affiliated Group (including Company) that have not been paid in full. Except as disclosed on Schedule 4.6 hereto, there are no agreements, waivers, or other arrangements providing for extensions of time with respect to the assessment or collection of any unpaid Tax against the Affiliated Group or any member of the Affiliated Group (including Company), nor are there any actions, suits, proceedings, investigations, or claims pending against the Affiliated Group or any member of the Affiliated Group (including Company) with respect to any Tax.

               (f) Except as disclosed on Schedule 4.6 hereto, there are no requests for rulings, outstanding subpoenas, or requests for information, or proposed assessments or reassessments in respect of any Taxes, or of any property owned or leased by Company, or similar matters, pending between Company and any taxing authority.

               (g) Company (i) has not engaged in any "deferred intercompany transactions", within the meaning of Treasury Regulations Section 1.1502-13; and (ii) does not have an "initial inventory amount" or an "unrecovered inventory amount", within the meaning of Treasury Regulation Sections 1.1502-18(b) and
     (c)(1), respectively.

               (h) No election or consent under Section 341(f) of the Code has been made by or on behalf of Company.

               (i) Neither Parent, Seller nor Company have taken, or will, without Buyer's prior written consent or except as specifically authorized in this Agreement, take any action that could cause Company to make, or to be deemed to have made, an election under Section 338 of the Code with respect to the sale hereunder.

               (j) No property of Company is "tax-exempt use property" within the meaning of Section 168(h) of the Code.

               (k) Company is not a party to any written Income Tax allocation or sharing agreement.

               (l) Neither Parent nor Seller is a foreign person within the meaning of Section 1445 of the Code.

               4.7.  Subsidiaries.  Company has no Subsidiaries.
                     ____________

               4.8.  Financial Statements.  Company has  delivered  to
                     ____________________
     Buyer a copy of the audited balance sheet (the "Balance Sheet") of Company as at December 31, 1994 (the "Balance Sheet Date") and the related audited statements of operations and cash flows of Company for the year then ended (together with the Balance Sheet, the "Financial Statements"). The Financial Statements have been
     prepared  in  accordance  with  generally   accepted   accounting
     principles ("GAAP") and present fairly in all material respects the financial position, results of operations and cash flows of Company as of the Balance Sheet Date and for the year then ended.

               4.9.  No Undisclosed Liabilities.  Except as otherwise
                     __________________________
     disclosed herein (including the Schedules hereto) or as disclosed in the Financial Statements (including the notes related thereto) or as set forth on Schedule 4.9 hereto, as of the Balance Sheet Date, Company did not have any indebtedness, obligations or liabilities of a type required to be disclosed on a balance sheet prepared in accordance with GAAP. Except as otherwise disclosed herein (including the Schedules hereto) or as disclosed in the Financial Statements (including the notes related thereto) or as set forth on Schedule 4.9 hereto, since the Balance Sheet Date, Company has not incurred any indebtedness, obligations or liabilities other than those incurred in the ordinary course of business consistent with past practice.

               4.10.  Absence of Certain Developments.   Since     the
                      _______________________________
     Balance Sheet Date, except as set forth on Schedule 4.10:

                    (a)  There has not been any Material Adverse
     Change;

                    (b) There has not been any damage, destruction or loss, whether or not covered by insurance, with respect to the assets of Company;

                    (c) Company has not entered into any employment, deferred compensation, severance or similar agreement (nor amended any such agreement) or agreed to increase the compensation  payable  or to become  payable  by it to any of its directors, officers, employees, agents or representatives or agreed to increase the coverage or benefits available under any severance pay, termination pay, vacation pay, company awards, salary continuation or disability, sick leave, deferred compensation, bonus or other incentive compensation, insurance, pension or other employee benefit plan, payment or arrangement made to, for or with such directors, officers, employees, agents or representatives (other than normal increases in the ordinary course of business consistent with past practice and that in the aggregate have not resulted in a material increase in the benefits or compensation expense of Company);

                    (d) Company has not entered into any transaction or Contract or conducted its business other than in the ordinary course consistent with past practice;

                    (e) Company has not made any loans, advances or capital contributions to, or investments in, any Person, other than loans to employees in the ordinary course of business consistent with past practice.

                    (f) Company has not mortgaged, pledged or subjected to any Lien any of its assets, or acquired or sold, assigned, transferred, conveyed, leased or otherwise disposed of any of its assets, other than in the ordinary course of business consistent with past practice;

                    (g) Company has not amended, canceled, terminated, relinquished, waived or released any Contract or right required to be listed on Schedule 4.5, except in the ordinary course of business consistent with past practice; and

                    (h) Company has not agreed to do any of the foregoing.

               4.11.  Real Property.  Other  than  the Leases, Company
                      _____________
     does not own any real property or interests in real property. The Leases are in full force and effect, and Company is (a) not in payment default thereunder and (b) not otherwise in default thereunder, except for insubstantial defaults consistent with the past operations of Company.

               4.12.  Litigation.  Except as  set  forth  on  Schedule
                      __________
     4.12, there are no Legal Proceedings pending or, to the knowledge of Seller and Parent, threatened against Company, Seller or Parent that question the validity of this Agreement, the Seller Documents or any action taken or to be taken by Seller or Parent in connection with the consummation of the transactions contemplated hereby or thereby.

               4.13.  Brokers.  No   person  has  acted   directly  or
                      _______
     indirectly as a broker, finder or financial advisor for Seller, Parent or Company in connection with the negotiations relating to or the transactions contemplated by this Agreement and no Person is entitled to any fee or commission or like payment in respect thereof based in any way on any agreement, arrangement or understanding made by or on behalf of Seller, Parent or Company.

               4.14.  Assets.  The assets owned  by  Company  comprise
                      ______
     all of the assets, properties and rights of every type and description, real, personal and mixed, tangible and intangible, used by Company in the conduct of its business and such assets are in good operating condition, ordinary wear and tear excepted.

               4.15.  Termination.  Company has  not  received  notice
                      ___________
     from any customer accounting for more than 5% its sales for the year ended December 31, 1994 that such customer intends to terminate its relationship with Company.

               4.16.  Trademarks.  Company  conducts   its  businesses
                      __________
     without infringement or claim of infringement of any service mark, trademark or trade name of others, except where such infringement or claim of infringement would not have a Material Adverse Change.

               4.17.  Compliance With Laws.  Company has complied with
                      ____________________
     all environmental, employment and other Laws, except for insubstantial non-compliances consistent with the past operations of Company.

               4.18.  Contingent Obligations.  Except  as  and  to the
                      ______________________
     extent reflected or reserved against on the Balance Sheet, as of December 31, 1994, the Company had no guaranties, purchase money debt or liabilities in respect of any other person's debt, leases or other contracts (whether absolute, accrued, contingent or otherwise) of any nature whatsoever.

                                   ARTICLE V.

                     REPRESENTATIONS AND WARRANTIES OF BUYER

               Buyer hereby represents and warrants to Seller and Parent that:

               5.1.  Organization and Good Standing.  Buyer    is    a
                     ______________________________
     corporation duly organized, validly existing and in good standing under the laws of the State of New York and has full corporate power and authority to own, lease and operate its properties and to carry on its business. Buyer is duly qualified or authorized to do business and is in good standing under the laws of (i) each jurisdiction in which it owns or leases real property and (ii) each other jurisdiction in which the conduct of its business or the ownership of its properties requires such qualification or authorization,except where the failure to be so qualified would not be reasonably likely to result in a Material Adverse Change.

               5.2.  Authorization of Agreement.  Buyer    has    full
                     __________________________
     corporate power and authority to execute and deliver this Agreement and each other agreement, document, instrument or certificate contemplated by this Agreement to be executed by Buyer in connection with the consummation of the transactions contemplated hereby and thereby (collectively, the "Buyer Documents"), and to perform fully its obligations hereunder and thereunder. The execution, delivery and performance by Buyer of this Agreement and each Buyer Document have been duly authorized by all necessary corporate action on behalf of Buyer. This Agreement and the Buyer Documents have been duly executed and delivered by Buyer and (assuming the due authorization, execution and delivery by the other parties hereto and thereto) this Agreement and each of the Buyer Documents constitute legal, valid and binding obligations of Buyer, enforceable against Buyer in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

               5.3.  Consents of Third Parties. Except as set forth on
                     _________________________
     Schedule 5.3 hereto, none of the execution and delivery by Buyer of this Agreement and Buyer Documents, or the compliance by Buyer with any of the provisions hereof or thereof will (i) conflict with, or result in the breach of, any provision of the certificate of incorporation or by-laws of Buyer, or (ii) constitute a violation by Buyer of any Law which would be reasonably likely to result in a Material Adverse Change. No consent, waiver, approval, Order, Permit or authorization of, or declaration or filing with, or notification to, any Person or Governmental Body is required on the part of Buyer in connection with the execution and delivery of this Agreement or Buyer Documents or the compliance by Buyer with any of the provisions hereof or thereof, except for those the failure of which to obtain would not be reasonably likely to result in a Material Adverse Change.

               5.4.  Litigation.  There  are   no  Legal   Proceedings
                     __________
     pending or, to the knowledge of Buyer, threatened against Buyer that question the validity of this Agreement, Buyer Documents or any action taken or to be taken by Buyer in connection with the consummation of the transactions contemplated hereby or thereby.

               5.5.  Brokers.  No Person   has   acted   directly   or
                     _______
     indirectly as a broker, finder or financial advisor for Buyer in connection with the negotiations relating to or the transactions contemplated by this Agreement and no Person is entitled to any fee or commission or like payment in respect thereof based in any way on agreements, arrangements or understandings made by or on behalf of Buyer.

                                   ARTICLE VI.

                              DELIVERIES AT CLOSING

               6.1.  Deliveries by Seller to Buyer.  At  the  Closing,
                     _____________________________
     Seller shall deliver, or shall cause to be delivered, to Buyer the following:

                    (a) The stock certificate representing the Common Stock and a duly executed stock power to evidence the sale, assignment, transfer and conveyance by Seller to Buyer of the Common Stock.

                    (b) Resignations, effective as of Closing Date, of all officers and directors of Company as requested by Buyer.

                    (c) To the extent any consents or approvals are required as set forth on Schedule 4.3, copies of such consents or approvals.

                    (d) Evidence that the amounts specified in Section 1.3(a) which are to paid by Parent to Sterling with respect to the Existing Credit Agreement at the Closing have been paid.

                    (e) Releases of Company by any officer or director resigning as of the Closing Date of claims such officer or director has against Company in form and substance satisfactory to Buyer, Seller and such officer or director, in favor of Company.

               6.2.  Deliveries by Buyer to Seller.  At  the  Closing,
                     _____________________________
     Buyer shall deliver to Seller the following:

                    (a) A certified or bank cashier's check or a confirmation of the wire transfer of funds in the amount of the Cash Consideration, as provided in Section 2.1(a) hereof.

                    (b) To the extent any consents or approvals are required as set forth on Schedule 5.3, copies of such consents or approvals.

                    (c) Evidence that all obligations of Parent or Seller to Sterling with respect to the Existing Credit Agreement have been terminated and released.

                                  ARTICLE VII.

                             POST-CLOSING COVENANTS

               7.1.  Further Assurances by Seller.  From time to  time
                     ____________________________
                    after the Closing Date, Seller will, at the request of Buyer, execute and deliver such other and further instruments of sale, assignment, transfer and conveyance and take such other and further action as Buyer may reasonably request as are necessary or desirable to vest, perfect or confirm the transfer to Buyer of the Common Stock, or otherwise to carry out the provisions hereof.

               7.2.  Agreement Not to Compete; Non-Solicitation;
                     ___________________________________________
     Confidentiality.
     _______________
                    (a) From the Closing Date and thereafter for a period of three years, Parent will not, and will not permit any of its Subsidiaries to, without the prior written consent of Buyer, within the states where Company currently conducts its business, own, manage, operate or control, any business or entity that engages in the same business as currently engaged in by Company.

                    (b) Each of Parent and Seller will, and will cause each of their respective Subsidiaries to, treat as confidential and keep secret the affairs of Company and will not, without the prior written consent of Buyer (which shall not be unreasonably withheld) disclose, furnish or make known or accessible to or use for the benefit of anyone, any information of a confidential nature relating in any way to the business of Company, except to the extent such information is otherwise publicly available or as may be required by Law or by Order of any Governmental Body to which Parent or Seller is subject or bound. Notwithstanding the foregoing, each of Parent, Seller and their respective Subsidiaries shall be free to disclose any such information or data to the extent necessary in order to establish its position in any litigation or any arbitration or other proceeding based upon or in connection with the subject matter of this Agreement.

                    (c) Each of Parent and Seller agrees not to, and will not permit their respective Subsidiaries to: (i) solicit, raid, entice or induce any employee of the Company to become an employee of any person, firm or corporation which is, directly or indirectly, in competition with the business or activities of the Company; (ii) approach any such employee for these purposes; or
     (iii) authorize or knowingly approve the taking of such actions by other persons on behalf of any such person, firm or corporation, or assist any such person, firm or corporation in taking such action.

               7.3. Tax Covenants.
                    _____________

               (a)  Tax Returns.  (i)  Seller or Parent shall  prepare
                    ___________
     and file all Consolidated Returns and all Individual Returns of Company for all taxable periods ending on or before the Closing Date including any Tax Returns required for the Section 338(h)(10) Election and shall pay all Taxes (if any) with respect to such Returns. Seller or Parent shall provide Buyer, no later than one hundred twenty (120) days after the Closing, with a copy of the pro forma federal Individual Return of the Company for the taxable period ended in the Closing Date, so as to provide Buyer with the opportunity to review and comment thereon (although Parent and Seller shall not have any obligation to accept any such comments).

               (ii) Buyer shall prepare and file all Individual Returns and reports of Company for all taxable periods ending after the Closing Date and Buyer shall pay all Taxes (if any) with respect to such Returns, subject to payment by Parent or Seller of the portion of Individual Taxes allocable to the portion of the taxable period to and including the Closing Date.

               (iii) The  portion of the  Individual  Taxes of Company
     for taxable periods extending through the Closing Date that shall be paid by Parent and Seller shall be computed on a closing-of-the-books basis as if the taxable period ended at the close of business on the Closing Date. For such purpose, as well as for purposes of any Individual Returns and Consolidated Returns for taxable periods ending on the Closing Date, the income, gains, losses, deductions and credits of the Company for May 1995 shall first be computed utilizing the unaudited financial statements of the Company for May 1995 (as jointly approved by Buyer and Seller), and such computed amounts shall then be pro rated (based upon the number of business days from the first day of May through the Closing Date and upon the number of business days thereafter) between such two periods. To the maximum extent possible, any Tax Returns required for the Section 338(h)(10) Election shall be similarly prepared. Seller and Buyer hereby acknowledge that, solely for the purpose of preparing tax returns,  they have agreed on the  unaudited  financial
     statements of the Company for the period from December 31, 1994 through April 30, 1995 as delivered at the closing.

               (iv) Seller and Parent will include Company in the Consolidated Returns through and including the Closing Date. Buyer will be responsible for all federal Income Taxes in respect of the operation of Company thereafter.

                    (b)  Section 338 Election.  Seller,   Parent   and
                         ____________________
     Buyer hereby agree to make a Section 338(h)(10) Election with respect to the acquisition by Buyer of the Company. In connection therewith Seller, Parent and Buyer further agree, in reporting the deemed asset sale as a result of the Section 338(h)(10) Election, to take a position consistent with the allocation of the deemed purchase price of the Company's assets as determined by Seller in accordance with the applicable regulations under
     Section 338 of the Code, subject to the review and reasonable approval of Buyer. Seller, Parent and Buyer agree to sign all federal, state and local Tax Returns, forms and documents and to do all other acts necessary to ensure that the Section 338(h)(10) Election is timely and effectively filed and to report all federal, state and local Income Taxes in a manner consistent with such election. Buyer agrees not to either take any actions itself or to cause the Company to take any actions, including engaging in any transactions on or as at the Closing Date, that could cause the Consolidated Taxes or Individual Taxes payable by Seller or Parent to increase.

                    (c)  Access to Files and Records.  Buyer shall and
                         ___________________________
     shall cause Company to retain the files and records pertaining to all taxable years of Company through the Closing Date for a period of six (6) years (or such longer period as required by law) and, thereafter, to give Seller and Parent the opportunity to copy such files and records prior to Buyer's and/or Company's intentional destruction or disposal of such files and records. Buyer agrees and shall cause Company to agree, during normal business hours, to make such files and records available to Seller, Parent and their representatives for inspection or copying. Upon reasonable notice and at such times and subject to such conditions as Buyer and Company shall reasonably determine to minimize any interference with the duties of their employees, Buyer shall and shall cause Company to permit Seller and Parent and their representatives to make inquiries of their employees familiar with the files and records, and to discuss with any one or more of them the information contained therein or related thereto. Buyer shall and shall cause Company to, subject to the foregoing considerations, cooperate with Seller and Parent in providing information in such records or from their employees and access to documents relevant to the preparation of Parent's 1995 Consolidated Returns or for the preparation of any other Tax

     Returns or forms, or the defense or prosecution of any suit, action, investigation or other proceeding by or against Seller or Parent, and the taking of testimony of their employees with respect thereto, provided that Buyer and Company shall not be required by reason hereof to incur any out-of-pocket expenses or liabilities (unless reimbursed by Seller or Parent).

                    (d)  Tax Refunds.  Seller  or   Parent   shall  be
                         ___________
     entitled to any and all refunds of Taxes for any taxable year or portion thereof for which Seller or Parent is responsible, either directly or by way of indemnification under the provisions hereof; provided, however, that Buyer will have no obligation to
              ________  _______
     cause Company to carryback any credit or deduction that arises in a taxable year after the Closing Date. Buyer agrees, if so requested by Seller or Parent, to cause Company to file any forms necessary to claim any such Tax refund. The refund claims shall be prepared and filed in the manner prepared by Parent or its independent accountants. Any Tax refund received by Company attributable to any taxable period or portion thereof ended on or prior to the Closing Date shall be submitted to Seller or Parent within five (5) days of the receipt thereof.

                                  ARTICLE VIII.

                       INDEMNIFICATION AND RELATED MATTERS

                8.1.  Indemnification.
                      _______________

                    (a) Seller and Parent jointly and severally agree to indemnify and hold Buyer harmless from and against:

                         (i) any and all liabilities, obligations, damages, deficiencies and expenses based upon, attributable to or resulting from any misrepresentation or breach of warranty (other than those misrepresentations or breaches of warranty of which Buyer had actual knowledge as of the date hereof) or non-fulfillment of any covenant or other agreement on the part of Seller under the terms of this Agreement or Seller Documents, excluding any consequential damages resulting therefrom; and

                         (ii)   all   actions,   suits,   proceedings,
     demands, assessments, judgments, costs, penalties and expenses, including reasonable attorneys' fees, incident to the foregoing.

               Any and all claims made under this Section 8.1(a) must be made prior to the first anniversary of the Closing Date.

                    (b) Buyer agrees to indemnify and hold Parent and Seller harmless from and against:

                         (i) any and all liabilities, obligations, damages, deficiencies and expenses based upon, attributable to or resulting from any misrepresentation, breach of warranty or non-fulfillment of any covenant or other agreement on the part of Buyer under the terms of this Agreement and Buyer Documents, excluding any consequential damages resulting therefrom; and

                         (ii)   all   actions,   suits,   proceedings,
     demands, assessments, judgments, costs, penalties and expenses, including reasonable attorneys' fees, incident to the foregoing.

               8.2.  Procedures for Indemnification.  Whenever a claim
                     ______________________________
     shall arise for indemnification under Sections 8.1 or 8.2 hereof, the party entitled to indemnification (the "Indemnified Party") shall promptly notify the party from whom indemnification is sought (the "Indemnifying Party") of such claim and, when known, the facts constituting the basis for such claim and shall afford the Indemnifying Party an opportunity to be represented by counsel of its own choice, at its own expense and to defend, contest, litigate, negotiate, settle or otherwise deal with any such liability or obligation. If the Indemnifying Party does not assume the defense of any such claim or litigation in accordance with the terms hereof, the Indemnified Party may do so. The parties hereto shall cooperate in connection with such defense. No settlement shall be made by the Indemnified Party without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed.

                8.3.  Tax Indemnification.
                      ___________________
                    Notwithstanding Section 8.1 hereof but subject to the provisions of Section 8.2, Parent and Seller jointly and severally agree to indemnify and hold Buyer and, so long as it is a direct or indirect Subsidiary of Buyer or has merged into Buyer

     (unless in thecase of such merger into Buyer the stockholders of Buyer on the Closing Date no longer own of record or beneficially a majority of the voting power of Buyer), Company harmless from and against any liability of Company for (i) Consolidated Taxes,
     (ii) Individual Taxes for taxable periods ending on or before the Closing Date, and (iii) Individual Taxes through the Closing Date for taxable periods extending beyond the Closing Date to the extent provided in Section 7.3(a) hereof. Any and all claims made under this Section 8.3 must be made prior to the sixth anniversary of the Closing Date.

               8.4.  Limitations on Amount.  Notwithstanding the other
                     _____________________
     provisions of this Article VIII, Seller and Parent shall not be liable to indemnify Buyer following the Closing Date for its damages pursuant to Sections 8.1 or 8.2 (but not Section 8.3) unless and until the aggregate amount of otherwise indemnifiable damages suffered by Buyer exceeds $50,000, in which case Buyer shall be entitled to indemnification for that portion of such damages which are in excess of such amount. In addition, the aggregate amount of indemnification for which Seller and Parent shall be liable (including Sections 8.1, 8.2 and 8.3) shall not exceed $3,800,000. The indemnification contained in this Article VIII shall be net of tax benefits, if any, and insurance proceeds received as a consequence of such indemnifiable damages. For purposes of this Agreement, use of Buyer's net operating losses shall not be considered a tax benefit.

                                   ARTICLE IX.

                                  MISCELLANEOUS

               9.1.  Survival of Representations and Warranties.  The
                     __________________________________________
     parties hereto hereby agree that the representations and warranties contained in this Agreement shall survive the execution and delivery of this Agreement and the Closing hereunder, regardless of any investigation made by the parties hereto, subject, however, to the last sentence of Section 8.1(a) hereof.

               9.2.  Certain Definitions.
                     ___________________

               "Contract"  means   any   written  contract,  agreement,
                ________
     indenture, note, bond, loan, instrument,  lease, conditional sale
     contract,   mortgage,  license,   franchise,   insurance  policy,
     commitment or other arrangement or agreement.

               "Existing Credit Agreement" means the credit agreement,
                _________________________
     dated as of May 22, 1992, by and among Parent, Seller, Company and Sterling, as amended prior to the date hereof.

               "Governmental Body"  means    any    government      or
                _________________
     governmental or regulatory body thereof, or political subdivision thereof, whether federal, state, local or foreign, or any agency or instrumentality thereof, or any court or arbitrator (public or private).

               "Income Taxes" means all income or corporate franchise
                ____________
     Taxes.

               "Law" means any federal, state, local or foreign  law,
                ___
     statute, code, ordinance or regulation.

               "Legal Proceeding" means any judicial, administrative
                ________________
     or arbitral actions, suits, proceedings (public or private), claims or governmental proceedings.

               "Lien" means  any  lien,  pledge,  mortgage,  deed of
                ____
     trust or security interest.

               "Material Adverse Change" means any material  adverse
                _______________________
     change in the  business,  properties,  results of  operations  or
     condition   (financial   or   otherwise)  of  Company  or,  where
     applicable, Buyer.

               "Order" means any order, injunction, judgment,  decree,
                _____
     ruling, writ, assessment or arbitration award.

               "Permits" means    any    approvals,    authorizations,
                _______
     consents,franchises, licenses, permits or certificates by any Governmental Body.

               "Person" means any individual, corporation, partnership,
                ______
     firm, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Body or other entity.

               "Section 338(h)(10) Election" means the elections under
                ___________________________
     Sections 338(g) and 338(h)(10) of the Code and any similar elections under state or local Law with respect to Income Taxes.

               "Subsidiary" means, with respect  to  any  Person,  any
                __________
     Person of which a majority of the outstanding voting securities are owned directly or indirectly by such Person.

               "Tax" or "Taxes" means  all   taxes,   charges,   fees,
                ___
     imposts, levies or other assessments, including, without limitation, all net income, franchise, profits, gross receipts, capital, sales, use, ad valorem, value added, transfer, transfer gains, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation, real or personal property, and estimated taxes, customs duties, fees, assessments and charges of any kind whatsoever, together with any interest and any penalties, fines, additions to tax or additional amounts thereon, imposed by any taxing authority (federal, state, local or foreign) and shall include any transferee liability in respect of Taxes.

               "Tax Return" means all returns, declarations,  reports,
                __________
     estimates, information returns and statements required to be filed in respect of any Taxes.

               9.3.  Entire Agreement.  This   Agreement   (with   its
                     ________________
     schedules) contains, and is intended as, a complete statement of all of the terms and the arrangements between the parties herto with respect to the subject matter hereof and supersedes any previous agreements and understandings between the parties hereto with respect to the subject matter hereof.

               9.4.  Governing Law.  This Agreement shall be  governed
                     _____________
     by, construed and enforced in accordance with the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

               9.5.  Transfer Taxes.  Buyer shall  pay  when  due  all
                     ______________
     transfer (including real property gains) and documentary Taxes and fees imposed with respect to the transaction contemplated hereby. Certified checks for the amount of any transfer Taxes are payable to the appropriate taxing authority and a New York State form TP-584 shall be delivered by Buyer to Seller at the Closing.

               9.6.  Expenses.  Each of the parties hereto shall  bear
                     ________
     their own respective expenses (including, without limitation, fees and disbursements of their respective counsel, accountants and other experts), incurred by them in connection with the preparation, negotiation, execution, delivery and performance of this Agreement, each of the other documents and instruments executed in connection with or contemplated by this Agreement and the consummation of the transactions contemplated hereby and thereby.

               9.7.  Table of Contents and Headings.  The   table   of
                     ______________________________
     contents and section headings of this Agreement are for reference purposes only and are to be given no effect in the construction or interpretation of this Agreement.

               9.8.  Notices.  All notices  and  other  communications
                     _______
     under this Agreement shall be in writing and shall be deemed given when delivered personally, mailed by registered mail, return receipt requested or telecopied, to the parties at the following addresses (or to such other address as a party may have specified by notice given to the other party pursuant to this provision):

               If to Parent or Seller, to:

               Thackeray Corporation
               400 Madison Avenue, Suite 1508
               New York, New York 10017
               Attention:  Jules Ross
               Telecopy No.: 212-759-4481

               with a copy to:

               Weil, Gotshal & Manges
               767 Fifth Avenue
               New York, New York  10153
               Attention:  Ted S. Waksman, Esq.
               Telecopy No.: 212-310-8007

               If to Buyer, to:

               Colonial Commercial Corp.
               3601 Hempstead Tnpk.
               Levittown, New York 11756
               Attention: Bernard Korn
               Telecopy No.:  516-796-8696

               with a copy to:

               Oscar Folger, Esq.
               521 Fifth Avenue
               New York, New York 10175
               Telecopy No.: 212-697-9570

               9.9.  Severability. The invalidity or unenforceability
                     ____________
     of any provision of this Agreement shall not affect the validly or enforceability of any other provision of this Agreement, each of which shall remain in full force and effect.

               9.10.  Binding Effect; No Assignment.   This   Agreement
                      _____________________________
     be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Nothing in this Agreement shall create or be deemed to create any third party beneficiary rights in any person or entity not party to this Agreement. No assignment of this Agreement or of any rights or obligations hereunder may be made by any party (by operation of law or otherwise) without the prior written consent of the other party hereto and any attempted assignment without such required consent shall be void.

               9.11.  Amendments.  This  Agreement  may  be   amended,
                      __________
     supplemented or modified, and any provision hereof may be waived, only pursuant to a written instrument making specific reference to this Agreement signed by each of the parties hereto.

               9.12.  Counterparts.  This Agreement may be executed in
                      ____________
     any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.


                              THACKERAY CORPORATION


                              By:
                                 ___________________________________________
                                 Name:
                                 Title:



                              BRENNAND-PAIGE INDUSTRIES, INC.


                              By:
                                 ___________________________________________
                                 Name:
                                 Title:



                              COLONIAL COMMERCIAL CORP.


                              By:
                                 ___________________________________________
                                 Name:
                                 Title:


     Solely with respect to
     Section 1.2 hereof:

     ATLANTIC HARDWARE & SUPPLY CORPORATION


     By:
        ______________________________________
        Name:
        Title:

                            STOCK PURCHASE AGREEMENT


                                  BY AND AMONG


                               THACKERAY CORPORATION

                        BRENNAND-PAIGE INDUSTRIES, INC.,




                                       AND


                            COLONIAL COMMERCIAL CORP.




                            Dated as of May 19, 1995

                                Table of Contents
                                _________________

                                                                        Page
                                                                        ____

     I. SALE OF STOCK  . . . . . . . . . . . . . . . . . . . . . . . .   18
          1.1.  Sale of Stock  . . . . . . . . . . . . . . . . . . . .   18
          1.2.  Excluded Assets  . . . . . . . . . . . . . . . . . . .   18
          1.3.  Excluded Liabilities . . . . . . . . . . . . . . . . .   19
     II. CONSIDERATION . . . . . . . . . . . . . . . . . . . . . . . .   19
          2.1.  Amount and Form of Consideration . . . . . . . . . . .   19
     III. THE CLOSING  . . . . . . . . . . . . . . . . . . . . . . . .   20
          3.1.  Closing Date . . . . . . . . . . . . . . . . . . . . .   20
          3.2.  Proceedings at Closing . . . . . . . . . . . . . . . .   20
     IV. REPRESENTATIONS AND WARRANTIES OF PARENT AND SELLER . . . . .   21
          4.1.  Organization and Good Standing . . . . . . . . . . . .   21
          4.2.  Authorization of Agreement . . . . . . . . . . . . . .   21
          4.3.  Consents of Third Parties  . . . . . . . . . . . . . .   22
          4.4.  Capitalization . . . . . . . . . . . . . . . . . . . .   23
          4.5.  Contracts  . . . . . . . . . . . . . . . . . . . . . .   24
          4.6.  Tax Matters  . . . . . . . . . . . . . . . . . . . . .   24
          4.7.  Subsidiaries . . . . . . . . . . . . . . . . . . . . .   27
          4.8.  Financial Statements . . . . . . . . . . . . . . . . .   27
          4.9.  No Undisclosed Liabilities . . . . . . . . . . . . . .   28
          4.10.  Absence of Certain Developments . . . . . . . . . . .   28
          4.11.  Real Property . . . . . . . . . . . . . . . . . . . .   30
          4.12.  Litigation  . . . . . . . . . . . . . . . . . . . . .   30
          4.13.  Brokers . . . . . . . . . . . . . . . . . . . . . . .   31
          4.14.  Assets  . . . . . . . . . . . . . . . . . . . . . . .   31
          4.15.  Termination . . . . . . . . . . . . . . . . . . . . .   31
          4.16.  Trademarks  . . . . . . . . . . . . . . . . . . . . .   31
          4.17.  Compliance With Laws  . . . . . . . . . . . . . . . .   32
          4.18.  Contingent Obligations  . . . . . . . . . . . . . . .   32
     V.  REPRESENTATIONS AND WARRANTIES OF BUYER . . . . . . . . . . .   32
          5.1.  Organization and Good Standing . . . . . . . . . . . .   32
          5.2.  Authorization of Agreement . . . . . . . . . . . . . .   33
          5.3.  Consents of Third Parties  . . . . . . . . . . . . . .   34
          5.4.  Litigation . . . . . . . . . . . . . . . . . . . . . .   34
          5.5.  Brokers  . . . . . . . . . . . . . . . . . . . . . . .   34
     VI.  DELIVERIES AT CLOSING  . . . . . . . . . . . . . . . . . . .   35
          6.1. Deliveries by Seller to Buyer  . . . . . . . . . . . . .  35
          6.2. Deliveries by Buyer to Seller  . . . . . . . . . . . . .  36
     VII. POST-CLOSING COVENANTS  . . . . . . . . . . . . . . . . . . .  36
          7.1. Further Assurances by Seller . . . . . . . . . . . . . .  36
          7.2. Agreement Not to Compete; Non-Solicitation;
               Confidentiality  . . . . . . . . . . . . . . . . . . . .  37
          7.3. Tax Covenants  . . . . . . . . . . . . . . . . . . . . .  38
     VIII. INDEMNIFICATION AND RELATED MATTERS  . . . . . . . . . . . .  43
          8.1.  Indemnification   . . . . . . . . . . . . . . . . . . .  43

                                                                       Page
                                                                       ____

          8.2.  Procedures for Indemnification . . . . . . . . . . . .  44
          8.3.  Tax Indemnification  . . . . . . . . . . . . . . . . .  44
          8.4.  Limitations on Amount  . . . . . . . . . . . . . . . .  45
     IX. MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . .  46
          9.1.  Survival of Representations and Warranties . . . . . .  46
          9.2.  Certain Definitions  . . . . . . . . . . . . . . . . .  46
          9.3.  Entire Agreement . . . . . . . . . . . . . . . . . . .  48
          9.4.  Governing Law  . . . . . . . . . . . . . . . . . . . .  49
          9.5.  Transfer Taxes . . . . . . . . . . . . . . . . . . . .  49
          9.6.  Expenses . . . . . . . . . . . . . . . . . . . . . . .  49
          9.7.  Table of Contents and Headings . . . . . . . . . . . .  50
          9.8.  Notices  . . . . . . . . . . . . . . . . . . . . . . .  50
          9.9.  Severability . . . . . . . . . . . . . . . . . . . . .  51
          9.10. Binding Effect; No Assignment  . . . . . . . . . . . .  51
          9.11. Amendments   . . . . . . . . . . . . . . . . . . . . .  51
          9.12. Counterparts   . . . . . . . . . . . . . . . . . . . .  51

                                    Schedules                           Page
                                    _________                           ____

     Schedule 4.3    -   Consent, Approvals and Waivers Required
                         (Seller)

     Schedule 4.5    -   Material Contracts

     Schedule 4.6    -   Taxes

     Schedule 4.9    -   Undisclosed Liabilities

     Schedule 4.10   -   Certain Changes

     Schedule 4.12   -   Litigation

     Schedule 5.3    -   Consent, Approvals and Waivers Required
                         (Buyer)

                Exhibit 10 (g)(ii) - Revolving Credit Agreement

                      GENERAL LOAN AND SECURITY AGREEMENT

       The undersigned (jointly and severally, if more than one) expect from time to time, directly or indirectly, to procure credit for themselves or others from STERLING NATIONAL BANK & TRUST COMPANY OF NEW YORK (hereinafter called
Bank) and to deliver to Bank property as collateral security for the payment of the undersigned's Liabilities to Bank. To induce Bank to become or continue, so long as Bank may see fit, as the owner or holder of any Liabilities, in any amount, in any form, and of any nature, whether absolute to contingent, direct or indirect, due or not due, now existing hereafter arising, upon or with respect to which any of the undersigned may in any way be or become liable to Bank, and which at any time have been or hereafter be acquired by Bank (all of which whether one or more than one, and including the undersigned's obligations hereunder, are hereinafter called the Liabilities), the undersigned hereby agree that all property of any nature whatsoever of the undersigned at any time heretofore or hereafter pledged, assigned and transferred to or deposited with Bank or its agents by the undersigned or otherwise coming into the possession of the Bank or its agents in any way shall be held subject to all the terms of this agreement as collateral security for the prompt and unconditional payment of the Liabilities.

       The undersigned herein grants a good first interest to Bank in the following:

       All now owned and hereafter acquired: accounts, notes, documents, instruments, contract rights, chattel paper, tax refunds, general intangibles and interest of Debtor in any goods thereby represented and all proceeds and products thereof. All contract rights with respect thereto and all documents representing the same and all proceeds and products thereof.

       All present and hereafter created inventory including but not limited to raw materials, goods in progress, finished goods, materials and supplies of every nature used or usable in connection with the manufacturer, packing, shipping, advertising, selling, leasing or furnishing of such goods.

       The undersigned further agree to deposit with Bank, forthwith upon demand, such additional collateral security for payment of the Liabilities as Bank may from time to time demand. The undersigned further agree that, in order to further secure the payment of the Liabilities, Bank is hereby given a continuing lien and right offset upon and against all debts, credits and credit balances owing from Bank to the undersigned and against all moneys, securities, uncollected deposits, collection items, chooses in action, the avails of any thereof and any other property of any nature whatsoever of the undersigned which may for any purpose be actually or constructively held by or in transit to Bank or any of its affiliates, correspondents or agents, or the subagents of any of them, or placed in any safe deposit box leased by Sterling Safe Deposit Company of New York to the undersigned, and agree that Bank may apply the same on account of the Liabilities. The undersigned further agree that, if there should be any default hereunder or with respect to the Liabilities, or if at any time the market value of any collateral security hereunder should decline to such an extend as, in the sole and unrestricted opinion of Bank, may make the equity therein insufficient collateral security for the payment of the Liabilities, the Bank is hereby authorized, at any time or times, to sell, at one or more sales, assign and deliver the whole or any part of such collateral security, whether or not the same consists in whole or in part commercial paper, chooses in action or any other property of any other nature whatsoever, and any substitutions therefor and additions thereto, and any other unliquidated security provided for herein, and any and all right, title and interest of the undersigned in any thereof, at any broker's board or at public or private sale, at the option of Bank, with or without demand for payment for additional collateral security or for other performance and without regard to any such demand, if made, and that Bank may be the purchaser of any and all of such collateral security or other property so sold and hold the same thereafter in its own right absolutely free from any claim or right of redemption on the part of the undersigned, which is hereby waived and released, without any responsibility in that or any other event on Bank's part for any inadequacy of price.

       The undersigned hereby authorize Bank to sign and file financing statements at any time with respect to any collateral security without the signature of the undersigned. The undersigned will, however, at any time on request of Bank, sign financing statements, trust receipts, security agreements or other agreements with respect to any collateral security. Upon the undersigned's failure to do so Bank is authorized as the agent of the undersigned to sign any such instrument The undersigned agree to pay all filing fees and to reimburse Bank for all costs and expenses of any kind incurred in any way in connection with the collateral security.

       Bank is authorized, whether or not any of the Liabilities be due, in its own name or in the name of the undersigned or otherwise, to demand, sue for, collect and receive any money or property at any time due, payable or receivable upon or on account of or in exchange or other security for payment of the Liabilities. Any of the Liabilities and any security therefor, and the obligations of any part with respect to any of them, may at anytime or times and in whole or in part be increased, decreased, renewed, extended, accelerated, modified, compromised, transformed or released by Bank as it may deem advisable, without notice to or further asset by the undersigned and without affecting the obligations of the undersigned hereunder and without any liability on the part of Bank for any such action taken by it. Bank may pursue any of its remedies hereunder or otherwise against any party obligated upon any for the Liabilities and against any security therefor hereunder or otherwise at any time or times as it may deem advisable, without being obligated to resort to any other party or security unless and until it shall deem it advisable to do so. The undersigned hereby waive all presentment for payment, protest and notice of protest negotiable or other instruments to which the undersigned may be a party.

       If the undersigned, as registered holder of collateral security, shall become entitled to receive or do receive any stock certificate, option or right, whether as an addition to, in substitution of, or in exchange for, such collateral security, or otherwise, the undersigned agree to accept same as Bank's agent and to hold same in trust for Bank, and forthwith deliver the same to Bank in the exact form received with the undersigned's endorsement when when necessary, to be held by Bank as collateral security.

       Bank may apply the net proceeds of any sale, lease or other disposition of collateral security, after deducting all costs and expenses of every kind incurred therein or incidental to the retaking, holding, preparing for sale, selling, leasing or the like of said collateral security or in any way relating to the rights of Bank thereunder, including attorney's fees hereinafter provided for and legal expenses, to the payment, in whole or in part, in such order as Bank may elect, of one or more of the Liabilities, whether due or not due, absolute or contingent, making proper rebate for interest or discount on items not then due, and only after so applying such net proceeds and after the payment by Bank of any other amounts required by any existing or future provision of law (including Section 9-504(l)(c) of the Uniform Commercial Code of jurisdiction in which any of the collateral security may at the time be located) need Bank account for the surplus, if any. The undersigned shall remain liable to Bank for the payment of any deficiency, with legal interest. Notwithstanding the holding by Bank of any collateral or other security for payment of the Liabilities, or any sale, exchange, enforcement, collection of, realization upon, compromise or settlement, attempted or effected, with reference to any security, the undersigned shall be and remain liable for the payment in full of the Liabilities, including the aforesaid expense, except only to the extent that the same or any part thereof shall have been reduced by payment or actual application thereon by Bank of any security hereunder or the avails thereof.

       If at any  time  said  collateral  or any  other  security  held  by Bank hereunder shall, in the sole and unrestricted judgment of Bank, be unsatisfactory to Bank, and the undersigned shall not on demand forthwith furnish such further collateral or make such payment on account as shall be satisfactory to Bank, or if any sum payable upon the Liabilities be not paid when due, or if there should be any other default hereunder or with respect to the Liabilities, or if any of the undersigned, or any other party liable upon or with respect to the Liabilities, (hereinafter, whether one or more than one, called Obligor) should die, fail, dissolve or be dissolved, become insolvent, make any assignment for the benefit of creditors, or commit any act of bankruptcy, or if a judgment should be rendered or order of attachment, injunction or execution be issued, or in the event of failure to pay, withhold, collect or remit any tax or tax deficiency when assessed or due, if any tax assessment is made by the United States or any state, or in the event any procedure for the enforcement of a money judgment under Article 52 of the New York Civil Practice Law and Rules or amendments thereto be commenced, or any receiver, trustee, conservator or custodian be appointed of, for or against, any of the undersigned Obligor or any property of any of them, or if a petition under any of the provisions of the Bankruptcy Act, or any amendments thereto, or any other insolvency statute for adjudication as a bankrupt, or for reorganization, composition, arrangement, extension or any other relief should be filed by or against any of the undersigned or Obligor, of if any of the undersigned or Obligor should upon request fail to furnish any financial information to Bank or permit it to inspect their respective books of account, records and papers, or if any statement or representation made to Bank by the undersigned in any financial statement or otherwise should in the opinion of Bank be untrue or misleading, or if there should be any such change in the condition or affairs, financial or otherwise, of any of the undersigned or Obligor, as in the opinion of Bank may increase its credit risk respecting any of the Liabilities, then and upon the occurrence of any such event, the Liabilities shall become forthwith due and payable and shall forthwith be paid by the undersigned.

       Upon the happening of any of the events hereinabove set forth, and at any time thereafter, Bank shall have, in addition to all other right and remedies, the remedies of a secured party under the Uniform Commercial Code. The undersigned shall upon request of Bank assemble the collateral security and make it available, to Bank at a place to be designated by Bank which is reasonably convenient to Bank and the undersigned. Bank will give the undersigned notice of the time and place of any public sale of the collateral security or of the time after which any private sale or any other intended disposition thereof is to be made by sending notice, as herein provided, at lease five days before the time of the sale or disposition, which provisions for notice the undersigned and Bank agree are reasonable. No such notice need be given by Bank with respect to collateral security which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. Any notice to Bank shall be deemed effective only if sent to and received at the branch, division or department of Bank conducting the transaction or transactions hereunder. Any notice to the undersigned shall be deemed sufficient if sent to the undersigned whose name appears first below the last known address of such undersigned appearing on the records of Bank.Each of the undersigned hereby designates the one whose name appears first below among the undersigned as agent to receive notice hereunder on his or its behalf. The work "property" as used herein includes but is not limited to instruments, documents, goods, inventory, equipment, chattel paper, contract rights, consumer goods, accounts, general intangibles and fixtures together with the proceeds, products and accessions of and to any of the foregoing, all as defined by the Uniform Commercial Code and any and all other forms of property, whether real, personal or mixed, and any right, title or interest of the undersigned therein or thereto. Bank may pledge any of the collateral security hereunder (either alone or with others) to the United States or to the Federal Reserve Bank of New York, in its own right or as agent of the United States, to secure deposits or other obligations of the Bank of any amounts whatever. No delay on the part of Bank or any other holder hereof in exercising any power or right hereunder shall operate as a waiver of any such power or right; nor shall any single or partial exercise of any power or right hereunder preclude other or further exercise thereof or the exercise of any other power right. No executory agreement unless in writing and signed by Bank and no course of dealing between the undersigned and Bank shall be effective to change or modify or to discharge in whole or in part this agreement. The undersigned agree that, whenever an attorney is used to collect or enforce this agreement or to enforce, declare or adjudicate any rights or obligations under this agreement or with respect to collateral security, whether by suit or by any other means whatsoever, an attorney's fee of l5% of the principal and interest then due here under shall be payable by the undersigned against whom this agreement or any obligation or right hereunder is sought to be enforced, declared or adjudicated. The undersigned, in any litigation (whether or not arising out of or relating to the Liabilities or said collateral security) in which Bank and any of them shall be adverse parties, waive trial by jury and, the right to interpose any defense based upon any Statute of Limitations or any claim of laches and set-off or counterclaim of any nature or description.

       Bank is hereby authorized to correct patent error herein. Bank shall have no duty to collect income or principal, or to send notices, perform services or take any action of any kind respecting the management of any property deposited as collateral security hereunder. None of the provisions hereof shall be waived, modified, or changed orally or otherwise than in writing signed by the duly authorized officers of Bank and the undersigned. Waiver by Bank of any provision hereof on any one or more occasions shall not constitute a waiver thereof on any other occasion.

       If the avails of any security therefor be applied on account of any of the Liabilities, neither the undersigned nor any other party shall have any right of subrogation to Bank's rights in any other security for any of the Liabilities, and the undersigned hereby waive all rights, if any, of subrogation with respect to such other security and all rights, if any, of contribution from Bank by reason of any such application or otherwise. The undersigned hereby waive any notice of the acceptance of this agreement by Bank. The rights and powers herein granted to Bank are not intended to limit any rights or powers granted in any note or other instrument taken in connection with any of the Liabilities, and shall in all respects be cumulative thereto. The undersigned hereby expressly consent to and ratify all the terms, provisions and conditions of any such note or other instrument now or hereafter taken in connection with any of the Liabilities, and waive any further notice of the creations, maturity and nonpayment of any such note or other instrument or of any of the Liabilities evidenced thereby. Bank is hereby authorized, at its option, but without any obligation to do so, to transfer or register any of the aforesaid collateral in the name of any of its nominees without further notice to the undersigned. Bank may assign and transfer any of the Liabilities and nay or all the collateral security therefor and shall be thereafter fully discharged from all liability and responsibility with respect to the Liabilities and collateral security so transferred and the transferee shall be vested with all the powers and rights of Bank hereunder with respect to the collateral security so transferred, but with respect to the Liabilities and security therefor not so transferred, Bank shall retain all rights and powers given it herein.

       The undersigned agree that this agreement shall continue in full force and effect until notice of termination thereof shall have been given in writing, actually delivered to Bank, and receipt thereof acknowledged in writing, signed by Bank, provided, however, that such notice shall not become effective as to the Liabilities unpaid on the date of receipt of such notice, together with any subsequent extensions or renewals of the Liabilities and all other obligations arising therefrom, until the same shall have been paid in full to Bank. The terms of this agreement shall be construed under and in accordance with the laws of the State of New York. All the terms, provisions and conditions hereof shall be binding upon the undersigned, their respective executors, administrators, successors and assign. Any provision hereof which mayprove unenforceable under any law shall not affect the validity of any other provision hereof.

       In witness whereof, the undersigned have signed, sealed and delivered this instrument as of the l6th day of May, l995.


/s/ Rona Donaldson             ATLANTIC HARDWARE & SUPPLY CORPORATION
___________________            ______________________________________
      Witness
Assistant Secretary                 /s/ Don J. Gensinger, Jr.
                               ______________________________________
                                                            (SEAL)

State of New York ) SS:
County of New York)

On the l6th day of May, l995, before me came Don J. Gensinger, Jr. to me known, who, being by me duly sworn, did depose and say that he resides at New York, New York; that he is the Vice President of Atlantic Hardware and Supply Corp., the corporation described in, and which executed, the within agreement; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                         /s/ Mae Ann Caridi
                         Notary Public, State of New York
                         No. 24-4988742
                         Qualified in Kings County
                         Commission Expires Nov. l8, l995

                               SECURITY AGREEMENT

                              ACCOUNTS RECEIVABLE
                              ___________________

   AGREEMENT dated May l6, l995 between STERLING NATIONAL BANK & TRUST COMPANY OF NEW YORK, 540 Madison Avenue, New York, N.Y. l0022 (Secured Party), and ATLANTIC HARDWARE & SUPPLY CORP., 60l West 26th Street, New York, New York l000l (Debtor), a corporation organized under the laws of the State of New York.

   Debtor desires to obtain loans from Secured Party from time to time on a revolving basis on the security of Debtor's "Receivables", as herein defined, upon the following terms and conditions:

   All advances shall be disbursed by Secured Party from its office in the City and State of New York, and shall be governed by, and shall be construed under the laws of such State.

  l. Secured Party agrees to make advances to Debtor from time to time in such amounts as may be mutually agreed upon to an aggregate amount outstanding up to 85% of the outstanding amount of Receivables, which shall have been assigned, pledged or transferred to Secured Party as provided in paragraph 5 and shall be still held by Secured Party and shall conform to the definition of "Eligible Receivables" herein. All amounts collected by Secured Party on Receivables shall be credited to Debtor's current account with Secured Party. The excess of collections over Obligations as defined herein shall be paid to Debtor at the termination of this Agreement, or at such earlier time as Secured Party may determine.

  2.(a) If at any time the ratio of Obligations to Eligible Receivables shall exceed the foregoing percentage, Debtor shall on notification of such fact by Secured Party forthwith pay to Secured Party such amount as will reduce the Obligations to the foregoing percentage of Eligible Receivables.

   (b) Debtor shall pay to Secured Party on demand the unpaid portion of any Receivable which was formerly an Eligible Receivable and which has been assigned or transferred to Secured Party or in which Secured Party otherwise has an interest (i) if such Receivable was not paid promptly at its maturity; (ii) if the services out of which the Receivable arises have not been performed to the satisfaction of the Account Debtor, or the goods out of which the Receivable arises have not been delivered to and accepted by the Account Debtor, or if Account Debtor has returned or sought to return the goods or made any complaint or claimed any adjustment with respect thereto; (iii) if any petition under the Bankruptcy Act or any similar Federal or State statute or a petition for receivership has been filed by or against the Account Debtor or its property or if it has made an assignment for the benefit of creditors or (iv) if the Secured Party shall at any time reasonably have rejected the Receivable as no longer eligible.

   (c) All advances and all other obligations of Debtor shall be payable to the Secured Party without the necessity of the Secured Party resorting to or having recourse to any Receivable or other security, or at Secured Party's option such amount may be charged against and deducted from any payment then or thereafter due from Secured Party to Debtor.

   (d) Upon the effective date of termination of this Agreement, all Obligations shall be due and payable by Debtor to Secured Party.

   (e) Upon full payment of all Obligations Secured Party shall reassign to Debtor, without recourse and without warranties express or implied, all Receivables.

   3. Secured Party shall render to Debtor each month by mailing to Debtor, by ordinary mail prepaid, a statement of Debtor's account with Secured Party, which shall be deemed to be correct and accepted by and binding upon Debtor unless Secured Party shall have received a written statement of Debtor's exceptions within l5 days after the mailing thereof, and in any event shall be deemed correct and accepted except as to the matters stated in such exceptions.

   4. Definitions:

      (a) "Receivables" includes but is not limited to open accounts whether or not matured and whether or not executory, contract rights, chattel paper, notes, rental receivables, tax refunds, installment payment obligations and other obligations for the payment of money payable to Debtor and created by Debtor or acquired by Debtor from others and contracts, documents, invoices and other instruments evidencing the same, which Receivables are created or otherwise arise out of the sale of merchandise or the supplying of services by Debtor in the regular course of its business so otherwise The term includes any of the foregoing classified under the Uniform Commercial Code as accounts receivable, contract rights, general intangibles, chattel paper or instruments, and all cash and non-cash proceeds thereof, and all security therefor and all of Debtor's rights present or future to any property sold or leased which is represented thereby.

      (b) "Eligible Receivables" mean open account Receivables which are and at all times shall continue to be acceptable to Secured Party in all respects, as determined in its sold discretion exercised reasonably and in good faith. No Receivable the amount of which the Debtor is obliged to pay to the Secured Party pursuant to paragraph 2(b) shall be deemed to be an Eligible Receivable.

      (c) "Obligations" shall mean all advances from time to time made by Secured Party to Debtor and to others at Debtor's request or for Debtor's account under this Agreement and also all other indebtedness and obligations owing by Debtor or its sub- sidiaries or affiliates or persons controlling the Debtor to Secured Party and its affiliates under this Agreement or otherwise, now existing or hereafter arising, whether such Obligations be absolute or contingent, joint or several, matured or unmatured, direct or indirect, primary or secondary, due or to become due, including without limitation the Secured Party's compensation referred to herein, all charges and fees that Secured Party may have incurred in filing public notices and any local taxes relating thereto, all costs and expenses (including attorneys' fees) incurred by Secured Party in efforts made to enforce payment or to otherwise effect collation of any Receivables, in protecting, maintaining, preserving, enforcing or foreclosing the pledge, lien and security interest in Receivables of Secured Party hereunder, and in defending or prosecuting any actions or proceedings arising out of or relating to Secured Party's transactions with Debtor, through judicial proceedings or otherwise, all of which Debtor agrees to pay as provided herein. If the Secured Party shall become liable to the United States in relation to wages of employees of Debtor by virtue of Section 3505 of the Internal Revenue Code of l954 (as added by Section l05 of the Federal Tax Lien Act of l966) whether or not such amount has been paid by Secured Party, such amount shall be an Obligation payable by Debtor to Secured Party hereunder. Debtor authorizes Secured Party to pay any such amount to the United States on behalf of Debtor, but Secured Party shall not be obligated to do so or continue to do so. Debtor authorizes Secured Party to pay to any landlord on behalf of Debtor the amount of any statutory landlord's lien on premises on which or in the contents of which Secured Party has a security interest.

       (d) "Base Rate" is the interest rate announced by Secured Party from time to time as a guide for determining interest and is not necessarily the rate charged to Secured Party's most creditworthy customers.

       (e) "Account Debtor" shall mean a person (other than the Debtor or a guarantor of the Debtor) who is obligated on an account, chattel paper, contract right, general intangible, instrument or other Receivable.

       To the extend inconsistent, the terms of this agreement shall prevail over previous agreements between the parties.

       Debtor agrees it will not lend or advance any money to its parent, Colonial Commercial Corp., and will not declare or pay any dividends in excess of 70% of net profits (calculated in accordance with general accepted accounting principles) commencing with fiscal year l995 (the first period to start with the date of this contract).

AT CLOSING, DEBTOR WILL PAY SECURED PARTY A LOAN ADMINISTRATION
FEE OF $25,000.00.

   5. As security for the payment in full of all Obligations, including all advances made and to be made hereunder by Secured Party, Debtor does hereby grant to Secured Party a continuing security interest in, and hereby assigns, transfers, pledges and sets over to Secured Party all of Debtor's right, title and interest in and to; all the Debtor's Receivables present and future, whether or not now or hereafter specifically assigned or pledged to Secured Party, and whether or not constituting Eligible Receivables, whether no existing or hereafter created; all proceeds of such Receivables in whatever form, including cash, deposit accounts, negotiable instrument and other instruments for the payment of money; the merchandise or other property represented by such Receivables or out of which they arise; all such property that may be reclaimed or repossessed from Account Debtors; all other accounts due from Account Debtors to Debtor; all of Debtor's right as an unpaid vendor or lienor including stoppage in transit, replevin and reclamation any other of Debtor's property held by Secured Party or by others for the Secured Party's account, including any deposit or other balances standing to the Debtor's credit on Secured Party's books which Secured Party may at any time, without notice, apply against payment of any or all of the Obligations, whether or not due. The continuing general assignment of and security interest in Receivables contained herein shall include all documents, contracts, lien and security instruments, guarantees, books and records evidencing, securing or relating to the Receivables, data processing cards, tapes, tabulating runs, programs and similar material, together with all of Debtor's rights and remedies of whatever kind or nature it may hold or acquire for the purpose of securing and enforcing such Receivables Debtor will mark its ledger cards, books of account and other records relating to Receivables with appropriate notations satisfactory to Secured Party disclosing that such Receivables have been pledge, transferred and assigned to Secured Party.

   6. In furtherance of the continuing assignment and security interest herein contained, Debtor will upon the creation of Receivables, or at such intervals as Secured Party may require, provide Secured Party with confirmatory assignments in form satisfactory to Secured Party, copies of invoices to customers, evidence of shipment and delivery, and such further information and documentation as Secured Party may require and Debtor, at Secured Party's request, shall deliver to Secured Party all documents and written instruments constituting or relating to Receivables. Debtor will take any and all steps and observe such formalities and will execute and deliver all papers and instruments and do all things necessary to effectuate this agrement and facilitate collection of receivables.

   7. Debtor will pay Secured Party as its compensation, monthly, as billed within seven (7) days or receipt of monthly statement of charges: STERLING NATIONAL BANK & TRUST COMPANY OF NEW YORK BASE RATE PLUS TWO PERCENT (2%) PER ANNUM ON ALL OBLIGATIONS OUTSTANDING HEREUNDER.

Monthly Compensation Minimum:  NONE
   The amount billed may be charged into the Debtor's Account by Secured Party as of the first day of the month following the month for which it is billed. Such amount shall be deemed paid out of the first collections in the account subsequent to the date of the charge. At Secured Party's option up to five business days shall be allowed subsequent to receipt of remittance checks of Account Debtors or the Debtor to permit bank clearance and collection of such checks before the amount thereof shall be deemed collected by Secured Party, which time interval Debtor agrees is reasonable. If the Secured Party's base Rate shall be increased, the compensation to be paid by Debtor to Secured Party shall be increased by l/4 of l% per annum for each l/4 of l% per annum of increase in said Base Rate: The Secured Party's present Base Rate is 9% per annum. If the Secured Party's Base Rate shall be decreased, the compensation to be paid to Secured Party shall be reduced by l/4 of l% per annum for l/4 of l% per annum reduction in the said Base Rate. In no event, however, shall the compensation to be paid by Debtor to Secured Party be less than the contractual rate first shown in this Paragraph 7.

   8. With respect to each Receivable, present or future, Debtor hereby makes the following representations, covenants and warranties, which shall be deemed to be incorporated by reference in each confirmatory assignment submitted by Debtor to Secured Party and shall in any event be deemed to be repeated and confirmed with respect to each Receivable as it is created or otherwise acquired by Debtor:

      (a) Debtor's chief place of business, and the office where its records concerning Receivables are kept, is at the address shown at the head of this Agreement. Debtor has no other place of business except at
        (SEE SCHEDULE "A" HERETO ATTACHED) Secured Party may rely upon the foregoing until it shall have received written notice to the contrary from Debtor.

      (b) So long as any Obligations to Secured Party shall be outstanding, Debtor shall not, without the prior written consent of Secured Party, pledge, assign or grant any security interest in any Receivable or pledge, mortgage or grant a security interest in ay of its inventory, equipment, or other property to anyone except Secured Party, or permit any lien or encumbrance to attach to any of the foregoing, or any levy to be made thereon, or any financing statement (except the Secured Party's) to be on file with respect thereto, or sell any Receivable, or sell any inventory otherwise than in the ordinary course of business.

      (c) Debtor is solvent and will remain so and has induced Secured Party to make advances hereunder upon Debtor's written representation concerning its financial responsibility, which it agrees to renew in writing to Secured Party upon request from time to time, but in any event not less often than once each year. No federal tax lien has been assessed against Debtor which remains unpaid and undischarged. Debtor is not and will not be during the term of this Agreement in default to the United States in payment or deposit of any withholding taxes or FICA taxes, and will furnish proof in respect thereto on request.

      (d) Debtor will furnish to Secured Party within 60 days after the close of Debtor's fiscal year a balance sheet of Debtor as of the end of such fiscal year, and a profit and loss statement and surplus statement, all certified by independent public accountants acceptable to Secured Party. Debtor will furnish to Secured Party within 30 days after the close of the first, second and third quarters of each fiscal year similar statements, certified by a principal financial officer of Debtor, for the elapsed portion of the fiscal year. All such statements shall correspond to the books of account of Debtor and such books shall have been kept and such statements prepared in accordance with generally accepted accounting principles.

      (e) All statements made and all unpaid balances appearing in the invoices, documents, and instruments representing or constituting any Receivable or in the title retention or security agreement accompanying such Receivable, and the nature the transaction as indicated, are true and correct and are in all respects what they purport to be. All signatures and endorsements that appear thereon are genuine and all signatories and endorsers have full capacity to contract.

      (f) At the time any Receivable becomes subject to a security interest in favor of Secured Party: Said Receivable shall be a good and valid account representing an undisputed, unconditional bona fide indebtedness incurred by the Account Debtor named therein for merchandise sold and delivered, or if so indicated in the papers delivered to Secured Party, sold and shipped, or sold and held subject to delivery instructions, or for services theretofore fully performed by the Debtor for said Account Debtor. There are and shall be no setoffs or counterclaims or rights of recoupment against any such Receivable; no agreement under which any deduction or discount may be claimed shall have been made with Debtor on any such Receivable except as indicated in a written list, statement, or invoice furnished to Secured Party; and Debtor shall be the lawful owner of each such Receivable and shall have the right to subject the same to a first and prior security interest in favor of Secured Party, without limitation by any agreement or document to which Debtor is a party or by which it is bound. No such Receivable shall have been or shall thereafter be sold, assigned or transferred to any person other than Secured Party or in any way encumbered except to Secured Party and no other person shall have proceeds claims together, and the Debtor shall defend the same against the claims and demands of all persons.

   9. Until the Debtor's authority so to do is terminated by written notice from Secured Party (which notice Secured Party may give at any time in its discretion or at any time after default by Debtor under this Agreement) Debtor will, at its own cost and expense, but on Secured Party;s behalf and for Secured Party's account, collect and otherwise enforce as Secured Party's property and in trust for Secured Party, all amounts unpaid on Receivables, and shall not ot commingle such collections with Debtor's own funds or use the same except to pay Debtor's obligations to Secured Party. Debtor shall forthwith remit all amounts so collected in kind, whether in the form of cash, checks, drafts, notes, acceptances or other evidence of payment, including all prepayments by Account Debtors to Debtor in the form received.

  l0. Any remittance received by Debtor from any Account Debtor shall be presumed applicable to Receivables and subject to Secured Party's security interest and shall be turned over by Debtor to Secured Party forthwith. No check, note draft or other instrument for the payment of money which may be received on any Receivable shall be considered to be payment thereof for any purpose whatsoever hereunder unless and until the same has actually been collected by Secured Party.

  ll. Secured Party shall at all reasonable times have full access to and the right to audit Debtor's accounts, books, records, shipping records and correspondence; to confirm orders and to verify all Receivables assigned to Secured Party in the name of Secured Party or any other name used by Secured Party for verifications or through any public accountant, and to take any other steps deemed necessary or advisable by Secured Party to protect its interest.

  12. Debtor hereby irrevocably authorizes and directs all accountants and auditors employed or engaged by Debtor at any time during the term of this Agreement and all data processing centers or other persons holding materials herein mentioned relating to Debtor to exhibit to Secured Party and to deliver to its copies of any of Debtor's financial statements, trial balances or other accounting records of any sort in their possession, or data processing cards, tapes, programs, tabulating runs, or similar material and to disclose to Secured Party any information they may have concerning Debtor's financial status and business operations, whether relating to Receivables or otherwise, and authorizes Secured Party to relay thereon. Debtor will at the request of Secured Party execute confirmatory letters of direction in accordance with this paragraph.

  13. Debtor shall immediately notify Secured Party of all cases involving the return, rejection, repossession, loss of or damage to merchandise covered by the Receivables, of any request for credit or adjustment of any merchandise or other dispute arising with respect to the Receivables; and generally of all happenings and event affecting Receivables or the value or amount thereof. If any Account Debtor shall reject or return merchandise, or if any merchandise be repossessed, Debtor will forthwith deliver the same to Secured Party or notify Secured Party and hold the same segregated in trust for and subject to the order of Secured Party, and Secured Party may take and sell the same without notice upon such terms as it shall determine. Debtor is to remain liable for any difference between the original invoice price and the net proceeds of resale, after expenses. At Secured Party's option, Debtor will pay to Secured Party the amount of the original Receivable relating to such goods. In case any such goods should be resold, the Receivable thereby creates shall be deemed subject to Secured Party's security interest hereunder.

   14. In the event any one or more of the following Events of Default shall occur and be continuing: if Debtor shall have failed to pay any Obligation when due; or if Debtor shall have breached any of the provisions of this Agreement or any other agreement between the parties now existing or hereafter entered into, or if any statements furnished by Debtor relating to the Receivables or to the operations and financial condition of Debtor shall have proved to be false in any material respect; or if Debtor shall become insolvent; or if Debtor shall be unable to meet its debts as they mature, or shall have suspended operations; or if Debtor shall have discontinued its business as a going concern, or shall have committed an act of bankruptcy or made an assignment for the benefit of creditors; or if a meeting of Debtor's creditors shall have been called; or if there shall have been filed by or against Debtor a petition under any of the provisions of the Bankruptcy Act; or if any proceeding shall have been commenced by or against Debtor under any insolvency law; or if a receiver or trustee shall have been appointed to administer the assets or affairs of Debtor; of if a judgment shall have been entered or an attachment shall have been levied against the assets of Debtor which, in the judgment of Secured Party, will adversely affect Debtor's ability to perform this Agreement or which, in Secured Party's judgement, will impair the enforceability of Secured Party's lien upon and security interest in the Receivables or if the condition or affairs of Debtor shall so change as, in the opinion of Secured Party shall increase its credit risk, or if it deems itself insecure; or if any of the foregoing events shall have occurred in reference to any guarantor for the Debtor; then in any of such events, all of Debtor's obligations shall at the option of Secured Party immediately become due and payable without notice and Secured Party shall have in any jurisdiction where enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code of New York. All requirements of notice shall be met if Secured Party shall give to Debtor at least five (4) days' prior written notice of the time and place of any public sale of Receivables or other property or of the time after which any private sale or any other disposition is to be made, which period of notice Debtor agrees is reasonable; nor shall not notice be required if the property is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The net cash proceeds resulting from the exercise of any of the foregoing rights, after deducting all charges, expenses, costs and attorneys' fees relating thereto, shall be applied by Secured Party to the payment of Obligations, whether due or to become due, in such order as Secured Party may elect, and Debtor shall remain liable to Secured Party for any deficiency, which shall be paid on demand. If an attorney is used to enforce or collect the Obligations an attorney's fee of l5% thereof shall be added thereto.

  15. Debtor shall notify Secured Party if any Receivable includes an amount equal to any tax due to any governmental taxing authority. If a Receivable includes a charge for any tax payable to any governmental taxing authority, Secured Party is authorized, in its discretion, to pay the amount of such tax for the account of Debtor and to charge Debtor's account therefor. If at any time Secured Party shall be required to pay any Federal, State or local taxes of any kind in relation to the Receivables, Secured Party may charge to Debtor as an advance the amount of tax so paid. If Secured Party becomes liable to the United States on Debtor's account by virtue of Section 3505 of the Internal Revenue Code of l954 (as added by Section l05 of the Federal Tax Lien Act of l966) Secured Party may charge the amount thereof to Debtor's current account whether or not Secured Party has made payment, and Debtor shall pay Secured Party the amount thereof on demand or present satisfactory proof that Debtor has paid the amount involved to the United States.

  16. Debtor hereby constitutes Secured Party and each of its officers, agents or designees as Debtor's Attorney in Fact with power to endorse the name of Debtor upon any notes, acceptances, check, drafts, money orders or other evidences of payment or collateral that may come into Secured Party's possession; to sign Debtor's name to any invoice or bill of lading relating to any Receivable, drafts against Account Debtors, assignments, verifications and notices to Account Debtors; to send verifications of Receivables to any Account Debtor; to execute in Debtor's name as well as its own name and to file financing statements and other instruments or documents; to do all other acts and things necessary to carry out this Agreement; to receive,open and dispose of all mail addressed to Debtor and to notify the post office authorities to change the address for delivery of mail addressed to Debtor to such address as Secured Party may designate. All acts of said attorney or designee are hereby ratified and approved, and said attorney or designee shall not be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law. This power, being coupled with an interest, is irrevocable while any obligations shall remain unpaid. Debtor authorizes Secured Party to file in its own name as Secured Party any financing statement under the Uniform Commercial Code which Secured Party deems necessary or advisable to perfect the security interests which it is intended that Secured Party have under this Agreement.

  17. Debtor subordinates to the payment of any obligations due or to become due to Secured Party from Account Debtors on Receivables, any and all sums then and thereafter due and to become due to Debtor from such Account Debtors, waiving and postponing all rights with respect thereto until such obligations to Secured Party shall have been fully discharged. In addition to such subordination, Debtor hereby assigns such sums to Secured Party as additional collateral for all Obligations hereunder.

  18. Secured Party may, without notice to or consent from Debtor, sue upon or otherwise collect, extend the time of payment of, or compromise or settle for cash, credit or otherwise, upon any terms, and Receivable or any security or insurance applicable thereto, which is hereby assigned to Secured Party, and release any Account Debtor thereon, or accept the return of any merchandise, all without affecting in any way the liability of Debtor hereunder.

  19. Debtor shall not, without the consent of Secured Party, compromise or adjust any Receivable (or extend the time for payment thereof) or grant any additional discounts, allowances or credits thereon, or accept the return of any merchandise. Upon the making of any such unauthorized discounts, allowances or credits or acceptance of returns, Debtor shall forthwith pay to Secured Party a sum equal thereto to apply on the Obligations.

  20. Failure by Secured Party to exercise any right, remedy or option under this Agreement or declare any default herein or delay by Secured Party in exercising the same shall not operate as a waiver thereof or as a waiver of any similar right or remedy in any other situation. No waiver by Secured Party shall be effective unless it is confirmed in writing and then only to the extent specifically stated. Secured Party's rights and remedies under this Agrement shall be cumulative and not exclusive of any other right or remedy which Secured Party may have. No course of dealing shall be effective to change modify or discharge any provision hereof. Secured Party's rights shall remain in full force and effect notwithstanding the fact that Debtor's account may from time to time be temporarily in a credit position, until final payment of all Obligations in full. Debtor waives all right to a trial by jury in any litigation relating to any transaction under this Agreement. To the extent that Debtor's Obligations are now or hereafter secured by property other than the Receivables or supported by the guarantee, endorsement or property of any other person, firm or corporation, then Secured Party shall have the right in its sole discretion to determine which rights, security, liens, security interests, or remedies Secured Party shall at any time pursue, relinquish, subordinate, modify or otherwise act with respect thereof, without in any way modifying or affecting any of Secured Party's rights hereunder. Debtor hereby waives presentment, notice of dishonor and protest of all instruments included in or evidencing Receivables or collateral and, except as specified herein, any and all other notices and demands whatsoever, whether or not relating to such instruments. Secured Party shall not, under any circumstances or in any event whatsoever, have any liability for any error or omission or delay of any kind occurring in the settlement, collection or payment of any Receivables or any instrument received in payment thereof or for any damage resulting therefrom. Secured Party shall not be obligated to take any particular steps in collection in any situation where it has taken over collection of any Receivable or Receivables.

  21. Neither this Agreement, nor any portion or provision hereof, may be changed, modified, amended, waived, supplemented, discharged, cancelled, or terminated orally or in any manner other than by an agreement in writing signed by the party to be charged. Any notices to be served hereunder must (except as stated) be served by registered mail, addressed to the last known post office address of the party to whom such notice is given and shall be deemed served when deposited in any post office or branch post office. Demands or notices addressed to the Debtor's address at which Secured Party customarily communicates with the Debtor by hand delivery or by facsimile transmission shall also be effective.

  22. This Agreement shall inure to the benefit of and shall be binding upon the respective successors and/or assigns of Debtor and Secured Party. It shall become effective on the day when finally accepted by Secured Party at its office in the State of New York. This Agreement shall remain in effect for a period of one year from the date hereof and shall be deemed automatically renewed for successive periods of one year; subject, however, to the right of either party to terminate it as at the end of the first or any succeeding year, upon at least sixty (60) days written notice. Should an Event of Default as defined hereunder have occurred and be continuing, this Agreement shall be terminable at any time by Secured Party forthwith on written notice. The termination of this Agreement shall not to affect any of Debtor's obligations with respect to Receivables assigned to Secured Party or any obligations to Secured Party incurred prior to the effective date of such termination, and the provisions hereof shall continue to be fully operative until all transactions entered into rights created or obligations incurred prior to the termination have been fully disposed of, concluded or liquidated

  23. This Agreement together with all assignments made hereunder shall be deemed made in New York and subject to the laws of the State of New York and Debtor consents to the jurisdiction of any local, State or Federal Court located within the State of New York, and if Debtor is presently or in the future becomes a non-resident of the State of New York, Debtor hereby waives personal service of any and all process and consents that all such service of process shall be made by certified or registered mail, return receipt requested, directed to Debtor at its address appearing on the records of the Secured Party and service so made shall be complete ten (l0) days after the same has been posted as aforesaid.

  24.  The following paragraphs attached are a part of this
Agreement:

  IN WITNESS WHEREOF, Secured Party and Debtor have caused this Agreement to be executed by their respective officers duly authorized the day and year first above written.

                            ATLANTIC HARDWARE & SUPPLY CORP.
                            ________________________________
                                     Corporation
(SEAL)                      By   /s/ Don Gensinger, Jr.
                            ________________________________
                                  (Vice President)
ACCEPTED at New York, N.Y.  STERLING NATIONAL BANK & TRUST
on May l9, l995             COMPANY OF NEW YORK
                            By /s/ Leonard Rudolph, SVP
                            ________________________________
                            By  /s/    Glen Johnson, SVP
                            ________________________________

                                  SCHEDULE "A"


                     ATLANTIC HARDWARE & SUPPLY CORPORATION

                Debtor has no other place of business except at:

                              60l West 26th Street
                               New York, NY l000l

                             5659 Oakbrook Parkway
                               Norcross, GA 30093

                            607-A Country Club Drive
                             Bensenville, IL 60l06

                     42l North Pennsylvania Ave. Suite 211
                             Wilkes-Barre, PA l9702

                      CERTIFICATE OF CORPORATE RESOLUTION

I             , do hereby  certify that I am  (Assistant)  Secretary of ATLANTIC
HARDWARE & SUPPLY CORPORATION, a corporation organized under the laws of the State of New York, and that a special meeting of the Board of Directors of said corporation, duly held at its office on May l6, l995, at which a quorum was present and acting throughout, the following resolutions were duly moved, seconded, and unanimously adopted:

    RESOLVED: That it is to the best interests of this corporation to enter into the agreement with STERLING NATIONAL BANK & TRUST COMPANY OF NEW YORK, 540 Madison Avenue, New York, NY l0022, hereinafter referred to as "Sterling", to be dated this day providing for; the sale, pledge, assignment, negotiation and guarantee to Sterling of accounts, notes, documents, instruments, chattel paper and other forms of obligations; the pledge and assignment of inventory, goods and chattels now or hereafter owned by this corporation; the pledge of stock now or hereafter owned by this corporation; and such other and further documentation as may be necessary to effectuate the financing arrangements contemplated between Sterling and this corporation; and it was further

     RESOLVED: That the President, Vice-President, Treasurer, Secretary or other officer of this corporation, or any one or more of them, be and the same are hereby authorized and empowered, on its behalf, to execute and deliver said agreements and any modifications thereof; and it was further

    RESOLVED: That any officer or officers of this corporation and/or their nominees are hereby authorized and empowered, on its behalf, to execute and deliver any and all schedules of assignments of accounts, transfer of instruments, sales, pledges, notes, financial, financing and other statements, and any and all further agreements, papers, documents and certificates, as may from time to time be required by said Sterling, upon any matters or transactions arising under said agreements or in connection with any further financial arrangements with this corporation; and it was further

    RESOLVED: That all acts of the officers of this corporation and/or their nominees and all agreements, modifications, transfers, assignments, certificates and statements, which they or any of them may do, execute or deliver in pursuance of said agreements and to facilitate transactions thereunder, and are hereby ratified and approved; and it was further

    RESOLVED: That any officer, agent or nominee of Sterling is hereby authorized and empowered to endorse the name of this corporation to any and all checks, drafts and other instruments or orders for the payment of money, payable to this corporation or its order, to deposit the same in any account or accounts of said Sterling, with any BANK, BANKER OR TRUST COMPANY, and to deal with any and all such checks, drafts, and other instruments or orders for the payment of money and the proceeds thereof as the property of said Sterling; and it was further

     RESOLVED: That the said BANK, BANKER OR TRUST COMPANY be, and they hereby are, authorized and requested to receive for deposit to the credit of said Sterling without further inquiry, all such checks, drafts and other orders or instruments for the payment of money, payable to this corporation or its order and that said banks shall be under no liability to this corporation, with respect to the disposition which said Sterling may or shall make of the said instruments or the proceeds thereof."

    I further certify that the foregoing resolutions remain in full force and effect, and have not been rescinded or modified.

    I further certify that I am the custodian of and am familiar with the books and records of said corporation and nothing contained in the Certificate of Incorporation, By-Laws or any other records prohibits the execution of the aforementioned agreements by said corporation.

    I further certify that the following are duly elected officers of said corporation:

President - /s/ Paul Selden             Vice Pres. /s/ Don Gensinger
            ______________________                 _____________________

Treasurer - /s/ Don Gensinger           Secretary  /s/ Jules Ross
            ______________________                 _____________________

Asst.Secy.- /s/ Rona Donaldson
            ______________________

   IN WITNESS WHEREOF, I have hereunto set my hand as (Assistant) Secretary of said corporation and affixed its corporate seal, by order of its Board of Directors this l6th Day of May, l995

                                 /s/ Rona Donaldson
                                 ________________________________________(SEAL)
                                     (Assistant Secretary)

    Exhibit 10(g)(iii) - Guarantee of all liabilities and Security Agreement

                             STERLING NATIONAL BANK
                          & TRUST COMPANY OF NEW YORK

               Guaranty of all Liabilities and Security Agreement

                                  Date:  May l9, l995

     IN CONSIDERATION of any existing Liabilities (as hereinafter defined) of the within named Obligor to Sterling National Bank & Trust Company of New York (hereinafter called Bank) and in order to induce Bank, in its sole discretion, at any time(s) hereafter, to make loans or advances, or extend credit in any other form or manner, including renewals or extensions of time, purchase or discount any notes, bills receivable, drafts, acceptances, checks or other instruments or evidences of indebtedness upon which Obligor is or may become liable as make, endorser, acceptor or otherwise or to issue letters of credit or create bankers' acceptances for the account of the Obligor or extend the time, or make any other financial accommodation in any form at any time to or for the within named Obligor, the undersigned (which term and any context in which it may be used herein, shall be deemed to be singular in sense if this agreement is not signed by more than one party) hereby absolutely and unconditionally guarantee the full and prompt payment when due, by acceleration or otherwise, and at all times thereafter, to Bank, its successors, transferees, and assigns, of any and every liability or liabilities in any amount, of any nature and in any form, now existing or hereafter arising, of or from

                        ATLANTIC HARDWARE & SUPPLY CORP.
                              601 WEST 26TH STREET
                               NEW YORK, NY 10001

(hereafter called Obligor) to Bank, including without limiting the generality of the foregoing, all negotiable and other instruments and all obligations of any other nature or form and any interest, charges, fees or penalties due thereon, whether absolute or contingent, direct or indirect, secured or unsecured, matured or unmatured, upon or with respect to which Obligor may be liable and which may at any time be acquired by Bank and any and all expenses including attorneys' fees which may be incurred by Bank in collecting all or any of the Liabilities and/or enforcing any rights hereunder (all hereinafter, whether one or more than one, called Liabilities).

     The undersigned agree that they shall be jointly and severally bound hereunder, that the Liabilities and the obligations of any party with respect thereto may at any time or times and in whole or in part be increased, decreased, renewed, extended, accelerated, modified, compromised, transformed or released by Bank as it may deem advisable, without notice to or further assent by the undersigned and without affecting the obligations of the undersigned hereunder, and that Bank may pursue any of its remedies hereunder, upon any of the Liabilities or otherwise against any party or security at any time or times as it may deem advisable, without being obligated to resort to any other party or security unless and until it shall deem it advisable to do so. The undersigned hereby waive all demands for performance or of payment of the Liabilities, any presentment for payment, any protest and all notices of presentment, non-payment and protest of all negotiable or other paper upon which Obligor may be liable, all notices of acceptance of this guaranty, notice of adverse change in Obligor's financial condition or of any other fact which might materially increase credit risk of Bank or undersigned, and all demands, and notices if any, which Bank might otherwise be required to give in connection with the exercise of any of its rights hereunder upon any of the Liabilities or otherwise. The undersigned agree that Bank may, at its option, sue separately hereon or upon any one or more of the Liabilities and hereby waive any defense in any action that Bank has split its cause of action.

     The undersigned further agree that, if Obligor or any of the undersigned should die, fail, dissolve or be dissolved, become insolvent, make any assignment for the benefit of creditors, call a meeting of any creditors, appoint a committee of any creditors, or a liquidating agent, offer to, or receive from, any creditors a composition or extension of any of their indebtedness, make, or send notice of an intended bulk sale, assign, pledge, mortgage or grant a security interest in any account receivable or other property, suspend payment, wholly or partly suspend or liquidate their usual business, fail after demand, oral or otherwise, to furnish any financial statements or information or to permit inspection of books or records of account, make any misrepresentation to Bank for the purpose of obtaining credit or an extension of credit, or in the event of failure to pay, withhold, collect or remit any tax or tax deficiency when assessed or due, or if any tax assessment is made by the United States or any state, or any subdivision thereof or in the event any procedure for the enforcement of a money judgment should be rendered or order of attachment, injunction or execution issued against, or any receiver, trustee, conservator or custodian appointed of or for Obligor or any of the undersigned, or any property of any of them, or any proceeding is instituted against Obligor or any of the undersigned alleging the inability to pay debts as they mature, or be the subject of a bankruptcy, insolvency, reorganization or similar proceeding, or for composition, arrangement, extension or any other relief, or if there should be any change in the condition or affairs, financial or otherwise, of Obligor or of any of the undersigned, as in Bank's opinion may increase its credit risk respecting the Liabilities, or if Obligor should fail to pay any of the Liabilities to Bank, or if any statement or representation made to Bank by Obligor or any of the undersigned in any financial statement or otherwise should in the opinion of Bank be untrue or misleading or omit to state any fact necessary in order to make the same, in the light of the circumstances under which it was made, not misleading, then, and upon the occurrence of any such event, unless Bank shall otherwise elect, all the Liabilities of Obligor to Bank shall, without notice or demand, become immediately due and payable and shall forthwith be paid by the undersigned, notwithstanding any time or credit allowed under any of the Liabilities or any instrument evidencing the same.

                        Corporate Resolution (Guaranty)

     I, the undersigned Secretary of Colonial Commercial Corp. a corporation (the Corporation) organized and existing under the laws of the State of New York

     DO HEREBY CERTIFY that a meeting of the Board of Directors of the Corporation duly held on March 23, l995, at which meeting a quorum of said Board was present, the following resolutions were duly adopted that said resolutions and said actions have been duly entered in the minute book of the Corporation, are consistent with the Certificate of Incorporation and by-laws of the Corporation, unrevoked and unamended, in full force and effect, namely:

            RESOLVED, that it is to the best interests of the Corporation, that the Corporation unconditionally guarantee the payment to Sterling National Bank & Trust Company of New York (the Bank) of all liabilities of or from Atlantic Hardware & Supply Corp., a corporation organized under the laws of the State of New York, to the Bank in form acceptable to the Bank:

     and it is further

            RESOLVED, that any officer or officers of the Corporation be and he or they hereby are authorized and directed unconditionally to execute and deliver the guaranty of payment to the Bank as aforesaid, and to take such further action and do all such other acts and things as he or they may deem desirable to effectuate the intent of these resolutions.

     IN WITNESS WHEREOF, I have hereunto inscribed my official signature and affixed the seal of the Corporation this l9th day of May l995.

                                 /s/ James W. Stewart
                                 ____________________
                                      Secretary
(SEAL)

Instruction: The following portion should be completed by a_l_l_ shareholders if the guaranteeing corporation is not a public corporation.

     The undersigned hereby certify that they are all the shareholders of the Corporation; that they know that the foregoing certificate and resolutions are true and binding upon the Corporation in all respects; that they consent thereto and that the following are their true signatures duly inscribed by them:

                             No.Shares                                 No.Shares
__________________________   _________   ___________________________   _________
__________________________   _________   ___________________________   _________

     As collateral security for the obligations and liabilities of undersigned hereunder, as well as for the payment of any and all other liabilities and obligations of undersigned to Bank for another or others and claims of every nature and description of Bank against undersigned whether now existing or hereafter incurred, originally contracted with Bank and/or with another or others and now or hereafter owing to or acquired in any manner in whole or in part by Bank or in which Bank may acquire a participation, whether contracted by undersigned alone or jointly and/or severally with another or others, absolute or contingent, direct or indirect, secured or unsecured, matured or unmatured, under- signed does hereby grant Bank a security interest in, and does hereby pledge, assign, transfer and set over to and deposit with Bank or its agents the following property of which the undersigned is the absolute owner.

Further, undersigned does hereby give to Bank a security interest in and a continuing lien and/or right of offset upon and against all debts, credits and credit balances owing from Bank or any of its affiliates to each of the undersigned, and, further, a security interest in and a continuing lien upon and/or right of offset against all money, securities, uncollected deposits, collection items, choses in action, interest, premium and dividends thereon, and avails of any thereof, and any other property of any nature whatsoever of each of the undersigned which may for any purpose be actually or constructively held by, or in transit to Bank or any of its affiliates, agents, correspondents or the sub-agents of any of them; or which may be placed in any safe deposit box leased by Bank to the undersigned; and upon all proceeds and products thereof and renewals and substitutions therefor; that in the case of securities, Bank may register at any time, in Bank's discretion, without notice any of the property in Bank's name or in the name of Bank's nominee and Bank or its nominee may exercise all voting and corporate rights with respect thereto as if the absolute owner thereof; that undersigned authorizes Bank to sign and file financing statements at any time with respect to the property without the signature of either the Obligor or undersigned and undersigned will at any time on Bank's request sign financing statements, security agreements or other agreements with respect to the property and, on the failure of undersigned so to do, Bank is authorized as the agent of undersigned to sign any such instrument; that Bank may at its option apply any or all of the aforesaid properties on account of any of the Liabilities or other obligations and liabilities of undersigned to Bank as it may elect that Bank shall be under no obligation to resort first to any additional collateral securing the Liabilities or other obligations and liabilities of undersigned to Bank or to accord pro rata treatment with respect thereto; the Bank may exercise any and all of its other rights hereunder, upon any of the Liabilities or otherwise and, upon the occurrence of any default hereunder or with respect to any of the Liabilities or other obligations and liabilities of undersigned to Bank, Bank may forthwith collect, receive, appropriate and realize upon any and all collateral security, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase, and deliver said collateral security, or any part thereof, or any property whatever of any kind to which it may be entitled as collateral security for the Liabilities or other obligations and liabilities of undersigned to Bank, in one or more parcels, at public or private sale or sales, at any exchange, brokers' board or at any ofBank's offices or elsewhere, at such prices as it may deem best, for cash, or on credit, or for future delivery, without assumption of any credit risk, with the right to Bank upon any such sale or sales, public or private, to purchase the whole or any part of said collateral security so sold. The undersigned further agree that Bank may be the purchaser at any such sale without any responsibility in that or any other event on Bank's part for any inadequacy of price; and that, if the avails of any security therefor be applied on account of any of the Liabilities or other obligations and liabilities of undersigned to Bank, neither undersigned nor any other party shall have any right of subrogation to Bank's rights in any other security for any of the Liabilities or other obligations and liabilities of undersigned to Bank, and undersigned hereby waive all rights, if any, of subrogation with respect to such other security and all rights, if any, of contribution from Bank by reason of any such application or otherwise Bank may apply the net proceeds of any such collection, receipt, appropriation, realization or sale, after deducting all costs and expenses of every kind incurred therein or counsel fees, to the payment in whole or in part, in such order as Bank may elect, of one or more of the Liabilities or other obligations and liabilities of undersigned to Bank, whether then due or not due, absolute or contingent, making proper rebate for interest or discount on items not then due and accounting for the surplus, if any, to the undersigned, who shall remain liable to Bank for the payment of any deficiency any private sale or any other intended disposition thereof is to be made by sending notice, as herein provided, at least five days before the time of the sale or disposition, which provisions for notice the undersigned and Bank agree are reasonable. No such notice need be given by Bank with respect to collateral security which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. In addition to all other rights and remedies, Bank shall haver the remedies of a secured party under the New York Uniform Commercial Code. The undersigned agree that, whenever an attorney is used to collect or enforce this agreement or to enforce, declare or adjudicate any rights or obligations under this agreement, whether by suit or by any other means whatsoever, a reasonable attorney's fee shall be paid by each of the undersigned against whom this guaranty agreement or any obligation or right hereunder is sought to be enforced, declared or adjudicated.

     The undersigned acknowledge that this guaranty agreement and obligations of the undersigned hereunder are and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to this guaranty agreement and obligations of undersigned hereunder or the obligations of any other person or party (including, without limitation, Obligor) relating to this guaranty agreement or the obligations of undersigned hereunder or otherwise with respect to the Liabilities or other obligations and liabilities of undersigned to Bank. This guaranty agreement sets forth the entire agreement and understanding of Bank and undersigned, and undersigned absolutely, unconditionally and
irrevocably   waive  any  and  all  rights  to  assert  any  defense,   set-off,
counterclaim or cross-claim of any nature whatsoever with respect to this guaranty agreement or the obligations of undersigned or the obligations of any other person or party (including without limitation, Obligor) relating to this guaranty agreement or theobligations of undersigned under this guaranty agreement or otherwise with respect to the Liabilities or other obligations and liabilities of undersigned to Bank in any action or proceeding brought by the holder hereof to collect the Liabilities or any portion thereof, or to enforce, the obligations of undersigned under this guaranty agreement. The undersigned acknowledge that no oral or other agreements, understandings, representations or warranties exist with respect to this guaranty agreement or with respect to the obligations of undersigned hereunder, except as specifically set forth in this guaranty agreement.

     The undersigned hereby waive and release any rights that undersigned may now possess or hereafter acquire, whether by operation of law or through contract, to obtain indemnity, reimbursement or repayment from Obligor of any amount paid by the undersigned to Bank pursuant to this guaranty agreement, whether by way of subrogation, assignment, indemnity, reimbursement, implied contract or otherwise, including, without limitation, any defense arising by reason of any cessation from any cause whatsoever of the liability of Obligor, either in whole or in part, to Bank, in the event that Obligor shall be the subject of a bankruptcy, insolvency or similar proceedings, the undersigned agree to make no claim against Obligor or the estate of Obligor arising out of or in relation to the performance of this guaranty agreement by undersigned and to execute and deliver to the debtor-in-possession, trustee, receiver or other appropriate person such releases and waivers of any claims available to the undersigned as shall be required to evidence this waiver and release.

     The execution and delivery hereafter by undersigned to Bank of a new agreement of guaranty shall not terminate, supersede or cancel this agreement, unless expressly provided therein, and all rights and remedies of Bank hereunder or under any agreement of guaranty hereafter executed and delivered to Bank by undersigned shall be cumulative and may be exercised singly or concurrently. The undersigned further agree that this guaranty agreement shall continue in full force and effect until notice of termination thereof shall have been given in writing, actually delivered to Bank, and receipt thereof acknowledged in writing, signed by Bank, provided, however, that such notice shall not become effective as to Liabilities or other obligations and liabilities of undersigned to Bank unpaid on the date of receipt of such notice, together with any subsequent extensions or renewals of such Liabilities or other obligations and liabilities of undersigned to Bank and all other obligations arising therefrom, until all such Liabilities or other obligations and liabilities of undersigned shall have been paid in full to Bank, that all of Bank's rights hereunder shall continue until the same shall have been paid in full to Bank, that none of the provisions of this guaranty agreement shall be waived,k modified or changed orally, or otherwise than in writing signed by the duly authorized officers of Bank and undersigned; that there are no oral understandings between Bank and undersigned in any wise varying, contradicting or amplifying the terms hereof; that waiver by Bank of any provision hereof on any one or more occasions shall not constitute a waiver thereof on any other occasion, that no delay on the part of Bank or any other holder hereof in exercising any power or right hereunder shall operate as a waiver of any such power or right, nor shall any single or partial exercise of any power or right hereunder preclude other or further exercise thereof or the exercise of any other power or right. No executory agreement unlessin writing and signed by Bank and no course of dealing between undersigned and Bank shall be effective to change or modify or to discharge in whole or in part this guaranty agreement. The undersigned agree that this guaranty agreement shall continue to be effective or be reinstated, as the case may be, if at any time payment or any part thereof, of the Liabilities or any other obligations or liabilities of undersigned to Bank is rescinded or must otherwise be restored or returned by Bank upon the insolvency, bankruptcy or reorganization of Obligor, or otherwise, all as through such payment has not been made. This guaranty agreement shall be construed in accordance with the laws of the State of New York and any provision hereof which may provide unenforceable under any law shall not affect the validity of any other provision hereof. The undersigned consent to the jurisdiction of any local, state or federal court located within the State of New York and irrespective of whether undersigned now or hereafter are resident or non-resident of the State of New York, hereby waive personal service of any and all process and consent that all such service of process shall be made by certified or registered mail, return receipt requested, directed to undersigned at the address of undesigned set forth below or the last known address of undersigned in the records of Bank and service so made shall be complete ten (l0) days after the same has been posted as aforesaid, and all the terms, provisions and conditions of this guaranty agreement shall be binding upon the undersigned, their respective executors, administrators, successors and assigns.

The undersigned, in any litigation (whether or not arising out of or relating to the Liabilities or any security therefor) in which Bank any any of them shall be adverse parties, waive trial by jury and the right to interpose any defense based upon ay Statute of Limitations or any claim of laches and set-off or counterclaim of any nature or description.

  IN WITNESS WHEREOF, the undersigned have signed, sealed and delivered this instrument as of the date hereinbefore set forth.

(Corporations or Partnerships sign below)       (SEAL)

COLONIAL COMMERCIAL CORP.
_________________________________________
(Name of Corporation or Partnership)

By:  /s/ James W. Stewart, Exec. V.P.
_________________________________________
                            Title
ll-2037l82
_________________________________________
                            TIN
360l Hempstead Turnpike, Levittown, NY ll756
____________________________________________
              Address

STATE OF NEW YORK   ) S.S.
COUNTY OF NASSAU    )

On the l9th day of May, l995, before me came James W. Stewart, Executive Vice President to me known, who, being by me duly sworn, did depose and say that he resides at 47 Richie Ct. in St. James, New York ll780 that he is the EVP of Colonial Commercial Corp. the corporation described in, and which executed the foregoing instrument of guaranty; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                           /s/ Jeanette Facompre
                           _______________________________
                           Notary Public, State of New York
                           No. 4764361
                           Qualified in Nassau County
                           Commission Expires June 30, l996

              Exhibit 10 (g) (iv) - Secured Interest Bearing Note

NATIONAL WESTMINSTER BANK USA

SECURED INTEREST BEARING NOTE
$1,800,000.00                            Office  Address:  3l6l Hempstead Tpke.,
________________________________________
Tpke., Levittown, NY, May 19,l995, 78 days after date, the undersigned, for value received, jointly and severally promise(s) to pay to the order of National Westminster Bank USA (hereinafter called the Bank) at its office in the place first above stated, or if no place is stated, at l75 Water Street, New York, New York, in funds current at the New York Clearing House, the sum of One Million Eight Hundred Thousand ($l,800,000.00) Dollars. The undersigned also promises to pay interest at said office in like money prior to maturity at the rate per annum indicated below:

 _____The Bank's Prime Rate (the rate of interest established from time to time by the Bank as its "prime rate") plus _____% which interest rate shall change when and as the Prime Rate changes:

 _____.......$ (or)

   X  calculated as provided on the reverse side hereof.
 _____

If all or a portion of the principal or interest of the Liabilities (as hereinafter defined), or any fee or other amount due in connection therewith, shall not be paid when due (whether after stated maturity, acceleration or otherwise), such amount, to the extent permitted by applicable law, shall bear interest at a rate of 2% per annum in excess of the rate hereinbefore provided but in no event in excess of the maximum rate of interest permitted under applicable law. Interest shall be payable on the first day of each month commencing the first such day to occur after the date hereof and on the maturity hereof.

The undersigned grants the Bank a security interest in and pledge(s) with the Bank, as collateral security for payment of this note and of all other notes and/or obligations or Liabilities (as hereinafter defined) of the Obligors (as hereinafter defined), or any one or more of them, now or hereafter owned or held by the Bank, the following property:

Natwest  CD#ll00054754 i/a/o  $600,000.00  maturing  6/26/95
Natwest  CD#ll00059552 i/a/o  $750,000.00  maturing  8/7/95
Natwest  CD#ll00059551 i/a/o  $750,000.00  maturing  8/7/95
Natwest  CD#ll00056408 i/a/o  $300,000.00  maturing  7/ll/95 together with any additions and accessions thereto and substitutions therefor and the products and proceeds thereof and all moneys and/or other property now or hereafter held by the Bank on deposit, in safekeeping, or otherwise for the account of or to the credit of or belonging to any Obligor (which term as used herein shall be deemed to include each and all of the undersigned and each and every endorser or guarantor hereof) or in which any Obligor shall have any interest, all of which is hereinafter termed the collateral security. The Bank at any time, before or after an Event of Default (as hereinafter defined), may, but shall not be obligated to, transfer into or out of its own name or that of its nominee all or any of the collateral security including stocks, bonds, and other securities, and the Bank or its nominee may demand, sue for collect receive and hold like collateral security anyor all interest dividends and income thereon and if any securities are held in the name of the Bank or its nominee, the Bank may, after an Event of Default exercise all voting and other rights pertaining thereto as if the Bank were the absolute owner thereof; but the Bank shall not be obligated to demand payment, protest, or take any steps necessary to preserve any rights in the collateral against prior parties, or to take any action whatsoever in regard to the collateral security or any part thereof, all of which the Obligor assumes and agrees to do. Without limiting the generality of the foregoing, the Bank shall not be obligated to take any action in connection with any conversion, call, redemption, retirement or any other event relating to any of the collateral security, unless the Obligor gives written notice to the Bank that such action shall be taken not more than thirty
(30) days prior to the time such action may first be taken and not less than ten
(l0) days prior to the expiration of the time during which such action may be taken. The term "Liabilities" shall include this note and all other indebtedness and obligations and liabilities of any kind of any Obligor to the Bank, now or hereafter existing arising directly between any Obligor and the Bank or acquired by assignment, conditionally or as collateral security the Bank, absolute or contingent, joint and/or several secured or unsecured, due or not due, contractual or tortious liquidated or unliquidated, arising by operation of law or otherwise, direct or indirect, including but without limiting the generality of the foregoing, indebtedness, obligations or liabilities to the Bank of any Obligor as a member of any partnership, syndicate, association or other group, and whether incurred by any Obligor as principal, surety, endorser, guarantor, accommodation party or otherwise.

The Obligor (if more than one, jointly and severally) hereby agrees that on demand at any time and from time to time they will deposit and pledge with the Bank additional collateral of a kind and of a market value required by it further to secure any indebtedness or liabilities aforesaid. If any of the following events shall occur with respect to any Obligor (each an "Event of Default"); failure to comply forthwith with any such demand for additional collateral; default in payment of any liability to the holder hereof (however acquired); default in the due payment of any other indebtedness for borrowed money or default in the observance or performance of any covenant or condition in any agreement or instrument evidencing, securing or relating to any such indebtedness which causes or permit the acceleration of the maturity thereof; suspension or liquidation of usual business; calling of a meeting of creditors, assignment for the benefit of creditors; dissolution, bulk sale or notice thereof, mortgage or pledge of, creation of a security interest in, any assets without consent of the holder of this note, insolvency of any kind, attachment, distraint, garnishment, levy, execution, judgment, death, application for or appointment of a receiver, filing of a voluntary or involuntary petition or entry of any order for relief under any provision of the Federal Bankruptcy Code as now or hereafter in effect, failure to pay its debts as they become due, failure to comply with the terms of any agreement with the Bank, failure on request of any Obligor any Obligor's accountant to furnish any financial information or to permit inspection of any books or records any change in, or discovery with regard to, the condition or affairs which in the Bank's opinion, increases its credit risk, or if the Bank for any other reason deems itself insecure, the Liabilities shall become absolute, due and payable without demand or notice to any Obligor. Upon default in the due payment of this note or any other Event of Default, or whenever this note or any installment of principal or interest hereof shall become due in accordance with any of the provisions hereof, the Bank may, but shall not be required to (l) proceed to apply to the payment hereof the balance to the credit of any account or accounts maintained with the Bank by any Obligor and (2) sell (without demand of performance, advertisement, notice of intention to sell, notice of time or place of sale, notice to redeem or other notice whatsoever, all of which are hereby waived) all or any part of the collateral security (on all of which the undersigned does hereby give to the Bank a continuing lien, security interest and/or right of set-off) at public or private sale or sales, or at any exchange or broker's board, or at the Bank's office, at such prices as it shall deem best, for cash or credit, with the right of the Bank at such sale to purchase all or any part thereof, free from any right or equity of redemption, applying the net proceeds of such sale to the payment of this note and of any other liabilities, claims or obligations to the Bank of any of the Obligors, or of any partnership in which any of the Obligors is a partner, all of whom together with any endorser or guarantor hereby expressly agree to remain jointly and severally liable for any deficiency. The Bank may exercise any other right or remedy hereby granted or allowed to it by law, including but not limited to, the rights and remedies of a Secured Party under the Uniform Commercial Code of New York,, and each and every right and remedy hereby granted to the Bank or allowed to it by law shall be cumulative and not exclusive the one of the other, and may be exercised by the Bank from time to time and as often as may be necessary. The Bank shall have at any time in its discretion the right to enforce collection and payment or liquidation of any of the collateral security by appropriate action or proceedings, and the net amounts received therefrom, after deducting all costs and expenses incurred in connection therewith, shall be applied on account of this note and any other indebtedness or liabilities of the undersigned aforesaid, all without notice to any Obligor. The Bank shall not be bound to take any steps necessary to preserve any rights in the collateral against prior parties, which the Obligor hereby assumes to do. Any demand or notice, if made or given, shall be sufficiently made upon or given to any Obligor if left at or mailed to the last address of such Obligor known to the Bank or if made or given in any other manner reasonably calculated to come to the attention of such Obligor or the personal representatives, successors or assigns of such Obligor, whether or not in fact received by them respectively. Unless the collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Bank will give the undersigned reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or other intended disposition is to be made. Five (5) days prior notice shall be deemed reasonable notice. The Bank may repledge all or any part of the collateral security for any sum not in excess of the amount due hereunder at the date of such repledge with any person, firm or corporation for any purpose whatsoever, and may assign and transfer this note to any other person, firm or corporation and may deliver and repledge the collateral security or any part thereof to the assignee or transferee of this note, who shall thereupon become vested with all the powers and rights above given to the Bank in respect thereof, and the Bank shall thereafter be forever released and discharged of and from all responsibility or liability to the Obligors for or on account of the collateral security so delivered. If an attorney is used to enforce or collect this note, the Obligor agrees to pay attorneys fees in the amount of 20% of the unpaid principal and interest due, which the Obligor agrees to be reasonable. The Obligor jointly and severally promises to pay all expenses of any nature as soon as incurred whether in or out of court and whether incurred before or after this note shall become due at its maturity date or otherwise and costs which the Bank may deem necessary or proper in connection with the satisfaction of the indebtedness or the administration, supervision, preservation, protection (including but not limited to maintenance of adequate insurance) or of the realization upon the collateral. The Obligor and the Bank in any litigation (whether or not arising out of or relating to this note) in which any of them shall be adverse parties waive the right of trial by jury and the Obligor waives the right to interpose any set-off or counterclaim of any kind or description in any such litigation. The note shall be deemed to have been made and delivered in the State of New York, the Obligor consents to the jurisdiction of the courts of New York in any action brought to enforce any rights of the Bank under this note and the rights and liabilities of the Bank and the Obligor shall be determined in accordance with the laws of the State of New York. Interest shall be calculated on the basis of a 360 day year and actual days elapsed, provided that any interest so calculated hereunder shall in no event be in excess of the maximum permitted under applicable law. This note and any other agreements, documents and instruments executed and delivered pursuant to or in connection with the Liabilities contain the entire agreement between the parties relating to the subject matter hereof and thereof. The undesigned expressly acknowledges that the Bank has not made and the undersigned is not relying on any oral representations, agreements or commitments of the Bank or of any officer, employee, agent or representative thereof. No change, modification, termination, waiver, or discharge, in whole or in part, of this instrument shall be effective unless in writing and signed by the party against whom such change, modification, termination, waiver, or discharge is sought to be enforced.

The Obligors, and each of them, hereby waive presentment, demand for payment, protest, notice of protect, notice of dishonor, and any or all other notices or demands in connection with the delivery, acceptance, performance, default or enforcement of this note, and each of them consents to any and all delays, extensions of time, renewals, releases of any Obligor and of any available security, waivers or modifications that may be granted or consented to by the Bank with regard to the time of payment or with respect to any other provisions of this note and agrees that no such action or failure to act on the part of the Bank shall in any way affect or impair the obligations of any Obligor or be construed as a waiver by the Bank of, or otherwise affect, its right to avail itself of any remedy hereunder with the same force and effect as if each Obligor had expressly consented to such action or inaction upon the part of the Bank. Each Obligor hereby authorizes the Bank to request his accountant or accountants to furnish such financial information relating to such Obligor as the Bank shall from time to time desire, each such accountant is hereby authorized to deliver such financial information to the Bank. Each Obligor hereby authorizes the Bank to date this note as of the day when the loan evidenced hereby is made and to complete and fill in any blank spaces in this note in order to conform to the terms upon which the loan is granted. The Obligor further authorizes the Bank to execute and the one or more financing statements covering the collateral security or any part thereof and the Obligor agrees to bear the cost of such filing(s). The term "Bank" as used herein shall be deemed to include the Bank and its successors, endorsees and assigns.

Special provisions - Average CD Rate + 2.50% = 8.837%

Colonial Commercial Corp.

/s/ Bernard Korn
_________________________
Bernard Korn,  President
360l Hempstead Turnpike, Levittown, NY ll756-l3l5

/s/ James W. Stewart
______________________________________
James W. Stewart, Executive Vice Pres.
360l Hempstead Turnpike, Levittown, NY ll756-l3l5

                                   GUARANTEE

In consideration of the making of the loan evidenced by the within note, hereby requested by the undersigned, the undersigned hereby jointly and severally guarantee(s) to National Westminster Bank USA, its successors, endorsees or assigns, irrespective of the genuineness, validity or enforceability hereof, the payment when due, including all interest payable hereon and the payment of all legal expenses incurred by the holder hereof to enforce the same or to enforce this guarantee, and hereby consent(s) to and agree(s) to be bound by the terms and conditions hereof and agree(s) that the collateral may be exchanged or surrendered in whole or in part from time to time and that the time of payment hereof may be extended, or the rate of interest altered, or the full amount of any part hereof may be renewed one or more times without notice to the undersigned and that this guarantee has no duty to any Guarantor to protect, secure or insure any security interest or lien and the obligations of each Guarantor hereunder are valid, binding and enforceable notwithstanding any defect the Bank causes permits or suffers to exist in any security interest or lien. The undersigned waive(s) presentment, demand, protest, notice of protest and notice of dishonor and each of them consents to any and all delays, extensions of time, renewals, release of any part hereof and of any available security, waivers or modifications that may be granted or consented to by the Bank with regard to the time of payment or with respect to any other provisions hereof and agrees that no such action or failure to act on the part of the Bank shall in any way affect or impair the obligations of the undersigned or be construed as a waiver by the Bank of, or otherwise affect its right to avail itself of any remedy hereunder with the same force and effect as if the undersigned had expressly consented to such action upon the part of the Bank. As security for the performance of any and of all the obligation of the undersigned, the undersigned does hereby give the Bank a continuing lien, security interest and/or a right of et-off in respect to any and all property, interest or estate and moneys of the undersigned now or at anytime hereafter held by, or in possession of, or under control of, or on deposit with, the Bank.

____________________________________
       Signature of Guarantor

____________________________________
              Address

____________________________________
       Signature of Guarantor

____________________________________
              Address

               Exhibit 10(g)(iv) - Secured interest bearing note

NATIONAL WESTMINSTER BANK USA

Continuing General Security Agreement

In consideration of financial accommodations (arising from loan, advance given or to be given or to be continued to the undersigned (the "Debtor") upon the undertaking of the Debtor by National Westminster Bank USA (together with its affiliates and subsidiaries, hereinafter referred to as the "Bank"), the Debtor hereby agrees with the Bank that, whenever the Debtor shall be at any time or times directly or contingently indebted, liable or obligated to the Bank in any manner whatsoever, the Bank shall have the following rights:

l. As security for the due and punctual payment of any and all of the present and future Obligations of the Debtor (as defined in Section 2 below), the Debtor hereby grants to the Bank a continuing security interest in (a) all of the Collateral (as defined in Section 3 below), whether now or hereafter existing or acquired, and (b) all present and future products and proceeds of the Collateral.

2. As used herein, the term "Obligations" means all liabilities, absolute or contingent, joint, several or independent of the Debtor now or hereafter existing, due or to become due to, or held or to be held by, the Bank for its own account or as agent for another or others, whether created directly or acquired by assignment or otherwise and howsoever evidenced.

3. As used herein, the term "Collateral" means the property described opposite the box(es) checked below together with the property described in Section 4 below:

___A. All Personal Property. All of the personal property and fixtures of the Debtor wherever located and whether now owned or in existence or hereafter acquired or created, of every kind and description, tangible or intangible, including without limitation all inventory, goods, equipment, farm products, instruments, documents, chattel paper, accounts, contract rights and general intangibles, such terms having the meaning ascribed by the Uniform Commercial Code.

___B. Equipment. Equipment (of any nature and description), now owned or hereafter acquired and wherever located, employed in the operation of the Debtor's business, and all proceeds thereof and products of such equipment in any form whatsoever. As used herein, the term "Equipment" shall also mean and include all spare parts therefor, all present and future additions, attachments and accessories thereto, all substitutions therefor and replacements thereof. Nothing herein shall be construed as giving a right to the Debtor to sell any equipment which is the subject of this Agreement.

___C. Inventory. All of the inventory of the Debtor, of every type or description, now owned or hereafter acquired and wherever located, whether raw, in process or finished, all goods usable in processing the same and all documents of title covering any inventory, and all proceeds thereof and products of such inventory in any form whatsoever, including but not limited to accounts and chattel paper.

___D. Account and Chattel Paper. All of the Debtor's present and future accounts, contract rights, general intangibles and chattel paper and all other rights to the payment of money arising out of the sale (or lease) of goods or services (hereinafter referred to in the plural as "Accounts" and in the singular as "Account"), all proceeds thereof and all liens, securities, guarantees, remedies, and privileges pertaining thereto, together with all rights and liens of the Debtor in and to such goods, including returned or repossessed goods, and all rights and property of any kind forming the subject matter of any of the Accounts, including the right of stoppage in transit.

 X E. Other
___
NatWest CD's i/n/o Colonial Commercial Corp. and any renewals thereafter as follows:

CD#ll00054754 i/a/o $600,000.00 maturing 6/26/95
CD#ll00059552 i/a/o $750,000.00 maturing 8/7/95
CD#ll0005955l i/a/o $750,000.00 maturing 8/7/95
CD#ll00056408 i/a/o $300,000.00 maturing 7/ll/95

If no box is checked, Clause A (All Personal Property) shall be deemed applicable for all purposes of this Agreement. If the Clause A box is checked, checking also the Clause B and/or Clause C and/or Clause D and/or Clause E box(es) is not intended, and shall not be construed to limit the generality or legal effect of the description contained in Clause A. In the event that (i) in addition to this Continuing General Security Agreement the Debtor is a party to one or more other security, pledge or similar agreements, providing for a security interest in personal property in favor of the Bank (collectively the "Other Collateral Agreements"), and (ii) the collateral described in this Agreement and the Other Collateral Agreements is not the same, then, in such event this Agreement and the Other Collateral Agreements shall be read together as one agreement such that the Obligations shall be deemed secured by the collateral described in each of such agreements.

4. Any and all deposits or other sums at anytime credited by or due from the Bank to the Debtor; and any and all monies, securities and other property of the Debtor, and the proceeds thereof now or hereafter held or received by or in transit to the Bank from or for the Debtor, whether for safekeeping, custody, pledge, transmission, collection or otherwise, shall at all times constitute security for any and all Obligations.

5. The Debtor represents and warrants that: (a) no Financing Statement (other than any which may have been filed on behalf of the Bank) relating to any of the Collateral is on file in any public office, and (b)the Chief Executive Office (or Major Executive Office) of Debtor (if any), and the Collateral are respectively located at the address(es) set forth at the end of this Agreement and Debtor will not change such location without prior written notice to and consent of the Bank; and (c) Debtor has not created and is not aware of any security interest, lien or encumbrance on or affecting the Collateral other than created hereby.

6. The Debtor assumes all liability and responsibility in connection with all Collateral acquired by Debtor, and the obligation of the Debtor to pay all Obligations shall in no way be affected or diminished by reason of the fact that any such Collateral may be lost destroyed, stolen, damaged or for any reason whatsoever unavailable to the Debtor.

7. As long as this Agreement shall remain in effect the Debtor agrees:

(a) that if the Bank so demands in writing at any time (i) all proceeds of the Collateral shall be delivered to the Bank promptly upon their receipt in a form satisfactory to the Bank and (ii) all chattel paper, instruments and documents pertaining to the Collateral shall be delivered to the Bank at the time and place and in the manner in which specified in the Bank's demand;

(b) in order to enable the Bank to comply with the law of any jurisdiction, including state, federal and foreign, applicable to any security interest granted hereby or to the Collateral to execute and deliver upon request in form acceptable to the Bank, any Financing Statement, notice, statement, instrument, document, agreement or other paper and/or to perform any act requested by the Bank which may be necessary to create, perfect, preserve, validate or otherwise protect such security interest or to enable the Bank to exercise and enforce the Bank's rights hereunder or with respect to such security interest;

(c) promptly to pay any filing fees or other costs in connection with (i) the filing or recordation of such Financing Statements or any other papers described above and (ii) such searches of the public records as the Bank in its sole discretion shall require;

(d) that the Bank is authorized to file or record any such Financing Statements or other papers without the signature of the Debtor if permitted by applicable law'

(e) the Bank may file a photographic or other reproduction of this Agreement in lieu of a Financing Statement in any filing office where it is permissible to do so;

(f) except for the security interest granted hereby, the Debtor shall keep the Collateral and proceeds and products thereof free and clear of any security interest, liens or encumbrances of any kind, the Debtor shall promptly pay, when due, all taxes and transportation storage and warehousing charges and fees affecting or arising out of the Collateral and shall defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein adverse to the Bank.

(g) at all times to keep all insurable Collateral insured at the expense of the Debtor to the Bank's satisfaction against loss by fire, theft, and any other risk to which the Collateral may be subject; all policies shall be endorsed in favor of the Bank and, if the Bank so requests, shall be deposited with the Bank; and in any event, such policies will provide that each insurer will give the Bank not less than 30 days notice in writing prior to the exercise of any right of cancellation; in the event Debtor fails to maintain any insurance the Bank may (but shall not be obligated to) place such insurance and pay the premium therefor, in whichevent Debtor will pay the Bank such premium with interest; the Bank may apply any proceeds of such insurance which may be received by it toward payment of the Obligations, whether or not due, in such order of application as the Bank may determine;

(h) that the Bank's duty with respect to the Collateral shall be solely to use reasonable care in the custody and preservation of collateral in its possession; the Bank shall not be obligated to take any steps necessary to preserve any rights in any of the Collateral against prior parties, and the Debtor hereby agrees to take such steps; the Debtor shall pay to the Bank all costs and expenses, including filing and reasonable attorney's fees, incurred by the Bank in connection with the custody, care, preservation or collection of the Collateral; the Bank may, but is not obligated to, exercise any and all rights of conversion or exchange or similar rights, privileges and options relating to the Collateral; the Bank shall have no obligation to sell or otherwise realize upon any of the Collateral as herein authorized and shall not be responsible for any failure to do so or for any delay in so doing; in the event of any litigation, with respect to any matter connected with this Agreement, the Obligations, the Collateral, or any other instrument, document or agreement applicable hereto or to any one or more of them in any respect, Debtor hereby waives the right to a trial by jury and all defenses, rights of setoff and rights to interpose counterclaims of any nature;

(i) to provide the Bank with such information as the Bank may from time to time request with respect to the location of the Collateral and any of its places of business;

(j) that the Bank will be notified promptly in writing of any change in any office as set forth below

(k) that the Debtor will permit the Bank, by its officers and agents, to have access to and examine at all reasonable times the properties, minute books and other corporate records and books of account and financial records of the Debtor;

(l) that the Debtor will promptly notify the Bank upon the occurrence of any default, as provided in this Agreement, of which the Debtor has knowledge.

8. If the Clause A and/or D box(es) in Section 3 (All Personal Property and/or Accounts and Chattel Paper) is (are) checked, the following provisions shall also be applicable.

A. Upon the occurrence of an Event of Default as defined in Section 9 hereof, the Debtor agrees as follows: (i) the Debtor will not without first obtaining the written consent of the Bank, renew or extend the time of payment of any Account; (ii) the Debtor will promptly notify the Bank in writing of any compromise, settlement or adjustment with respect to an Account and will forthwith account therefor to the Bank in cash for the amount thereof without demand or notice (iii) the Debtor will stamp, in form and manner satisfactory to the Bank, its accounts receivable ledger and other books and records pertaining to the Accounts, with an appropriate reference to the security interest of the

Bank in the Accounts; (iv) upon request, the Debtor will furnish the Bank original or other papers relating to the sale of merchandise or the performance of labor or services which created any Account (v) the Debtor may collect the Accounts, subject to the discretion and control of the Bank, but the Bank may, without cause or notice, curtail or terminate such authority at any time (vi) the proceeds of the Accounts, when collected by the Debtor, whether consisting of cash, checks, notes, drafts, money orders, commercial paper of any kind whatsoever, or other documents, received in payment of the Accounts shall be promptly remitted by the Debtor to the Bank, in precisely the form received, except for endorsement by the Debtor when required (vii) such proceeds until remitted to the Bank, as aforesaid, shall be held in trust by the Debtor for, and as the property of, the Bank and shall not be commingled with other funds, money or property (viii) proceeds of the Accounts will be received by the Bank subject to final collection and receipt of proceeds in cash or by unconditional credit to and accepted by the Bank (ix) the Bank shall apply in its absolute discretion, all collections received by it on the Accounts, toward the payment of any of the Obligations whether due or not due (x) the Debtor will promptly notify the Bank in writing of the return or rejection of any merchandise represented by the Accounts and the Debtor shall forthwith account therefor to the Bank in cash without demand or notice and until such payment has been received by the Bank, the Debtor will receive and hold all such merchandise separate and apart, in trust for and subject to the security interest in favor of the Bank (xi) the Bank is authorized to sell, for the Debtor's account and sole risk, all or any part of such merchandise in the manner and under the terms and conditions hereinafter set forth.

B. The Debtor represents and Warrants to the Bank that the Debtor is The sole owners of, the accounts and no one has or claims to have an interest of any kind therein or thereto each of the Debtors named in every such Account is indebted to the Debtor in the amount and on the terms indicated in the invoice and schedule of Accounts each Account is bona fide and arises out of the performance of labor or services or the sale and delivery or lease of merchandise or both; and none of the Accounts is now, nor will at any time in the future become, contingent upon the fulfillment of any contract or conditions whatsoever, nor subject to any defense, offset or counterclaim.

C. The Debtor will maintain accurate and complete records of the Accounts and will make the same available to the Bank at any time upon demand.

9. Upon non-payment when due of any of the Obligations, or upon the failure of the Debtor to perform any agreement on its part to be performed hereunder, or by the terms of any other related agreement covering the Obligations, or in case the Bank deems itself insecure, or it appears at any time that any representation in any financial or other statement of the Debtor (delivered to the Bank by or on behalf of the Debtor) is untrue or omits any material fact, or if a material adverse change shall occur in the financial condition of the Debtor, or if the Debtor (or any endorser, guarantor or surely of or upon any of the Obligations) shall die or (being a partnership or corporation) shall be dissolved or shall become insolvent (however evidenced), or upon the suspension of the Debtor, or upon the issuance of any warrant, process, or order of attachment, garnishment or lien and/or the filing of a lien as a result thereof against any of the property of the Debtor (or any endorser, guarantor or surety of or upon any of the Obligations), or upon the making by the Debtor or any endorser, guarantor or surety) of an assignment for the benefit of creditors under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt, composition, receivership, liquidation or dissolution law or statute of any jurisdiction, then in any such event (each an "Event of Default"), (a) all Obligations shall become at once due and payable without notice presentment demand to payment or protest, which are hereby expressly waived (b) the Bank is authorized to take possession of the Collateral and, for that purpose may enter with the aid and assistance of any person or persons, any premises where the Collateral, or any part thereof is, or may be, placed and remove same (c) the Bank may proceed to apply to the Obligations any and all deposits or other sums described in Section 4 hereof (d) the Bank may require the debtor to assemble the Collateral and to make it available to the Bank at a place designated by the Bank which is reasonably convenient to the Bank and the Debtor (e) the Bank shall have the right from time to time to sell, resell, assign, transfer and deliver all or any part of the Collateral, at any broker's board or exchange, or at public or private sale or otherwise, at the option of the Bank for cash or on credit for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms, and conditions as the Bank, may deem proper and in connection therewith may grant options and may impose reasonable conditions such as requiring any purchaser to represent that any stock constituting part of the Collateral is being purchased for investment purpose only, all without (except as shall be required by applicable statute and cannot be waived) advertisement or demand upon the Debtor or right of redemption to the Debtor, which are hereby expressly waived; unless the Collateral is perishable to threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Bank will give the Debtor reasonable notice of the time and place of any such public sale or of the time after which any private sale or any other intended disposition thereof is to be made and Debtor agrees that five (5) days prior notice shall be deemed reasonable notice (f) upon each such sale, the Bank may, unless prohibited by applicable statute which cannot be waived, purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, rights of redemption and equities of the Debtor, which are hereby waived and released (g) the Bank shall, upon mailing notice to the Debtor that it so elects, have from the date of such mailing the right from time to time to vote any shares of stock securing any of the Obligations; provided, however, the Bank at any time before or after the occurrence of any Event of default, may, but shall not be obliged to, transfer into or out of its own name or that of its nominee all or any of the Collateral which is instruments, stocks, bonds, and other securities, and the Bank or its nominee may demand, sue for, collect, receive and hold as like Collateral any or all interest, dividends and income thereon and if any securities are held in the name of the Bank or its nominee, the Bank may, after the occurrence of any such events, exercise all voting and other rights pertaining thereto as if the Bank were the absolute owners thereof, but the Bank shall not be obligated to demand payment of, protest or take any steps necessary to preserve any rights in any such Collateral against prior parties, or take any action whatsoever in regard to any such Collateral, all of which the Debtor assumes and agrees to do. Without limiting the generality of theforegoing, the Bank shall not be obligated to take any action in connection with any conversion, call, redemption, retirement or any other event relating to any of such Collateral, unless the Debtor gives written notice to the Bank that such action shall be taken not more than thirty (30) days prior to the time such action may first be taken and not less than ten (l0) days prior to the expiration of the time during which such action may be taken (h) the Bank's obligations, if any, to give additional (or to continue) financial accommodations of any kind to the Debtor shall immediately terminate; and (i) in addition to the rights and remedies given to the Bank hereunder or otherwise, the Bank shall have all of the rights and remedies of a secured party under the New York Uniform Commercial Code.

l0. In the case of each such sale or of any proceedings to collect any of the Obligations, the Debtor shall pay all costs and expenses of every kind for collection, sale or delivery, including reasonable attorneys fees, and after deducting such costs and expenses from the proceeds of sale or collection, the Bank may apply any residue to pay any of the Obligations and the Debtor will continue liable to the Bank for any deficiency with interest.

ll. The Bank may, but is not obligated to, (a) demand, sue for collect or receive any money or property at any time due, payable or receivable on account of or in exchange for any obligations securing any of the Obligations; (b) compromise and settle with any person liable on such obligation, and/or (c) extend the time of payment of or otherwise change the terms thereof, as to any party liable thereon, all without incurring responsibility to the undersigned or affecting any of the Obligations.

l2. In order to effectuate the terms and provisions hereof, Debtor hereof designates and appoints Bank and its designees or agents as attorney-in-fact of Debtor, irrevocably and with power of substitution, with authority to receive, open and dispose of all mail addressed to Debtor, to notify the Post Office authorities to change the address for delivery of mail addressed to Debtor to such address as Bank may designate; to endorse the name of Debtor on any notes, acceptances, checks, drafts, money orders, instruments or other evidence of payment of proceeds of the Collateral that may come into Banks possession to sign the name of Debtor on any invoices, documents, drafts against and notices (which also may direct among other things that payment be made directly to the Bank) to Account debtors or obligors or Debtor, assignments and requests or verification of Accounts; to execute proofs of claim and loss; to execute any endorsements, assignments, or other instruments of conveyance or transfer, to adjust and compromise any claims under insurance policies; to execute releases; and to do all other acts and things necessary and advisable in the sole discretion of Bank to carry out and enforce this Agreement. All acts of said attorney or designee are hereby ratified and approved and said attorney or designee shall not be liable for any acts of commission or omission, nor or any error of judgement or mistake of fact or law. This power of attorney being coupled with an interest is irrevocable while any of the Obligations shall remain unpaid.

13. All options, powers and rights granted to the Bank hereunder or under any promissory note, instrument, document or other writing delivered to the Bank shall be cumulative and shall be in addition to any other options, powers or rights which the Bank may now or hereafter have as a secured party under the New York Uniform Commercial Code or under any other applicable law or otherwise.

l4. No delay on the part of the Bank in exercising any of its options, powers, or rights, or partial or single exercise thereof, shall constitute a waiver thereof. Neither this Agreement nor any provision hereof may be modified, changed, waived, discharged or terminated orally, but only by an instrument in writing, signed by the Party against whom enforcement of the modification, change, waiver, discharge or termination is sought. The Bank shall have the right for an in the name, place and stead of the Debtor, to execute endorsements, assignments or other instruments of conveyance or transfer with respect to any of the Collateral.

l5. Notice of acceptance of this Agreement by the Bank is hereby waived. This Agreement shall be immediately binding upon the Debtor and its successors and assigns, whether or not the Bank signs this Agreement.

l6. It is the intention of the parties (a) that, this Agreement shall constitute a continuing agreement applying to any and all future, as well as existing transactions between the Debtor and the Bank; and (b) that the security interest provided for herein shall attached to afteracquired as well as existing Collateral, and the Obligations covered by this Agreement shall include future advances and other value, as well as existing advances and other value, whether or not similar to prior or existing advances or other value, and whether or not the advances or value are or shall be given pursuant to commitment, all to the maximum extent permitted by the Uniform Commercial Code.

l7. Unless the context otherwise requires, all terms used herein which are defined in the New York Uniform Commercial Code shall have the meanings therein stated.

l8. If this Agreement is signed by two or more parties as debtors, they shall be jointly and severally liable hereunder, and the term "Debtor" wherever used in this Agreement shall mean the parties who have signed this Agreement and each of them.

l9. Mailing Address of Debtor. For the purpose of Section 9.402(l) of the Uniform Commercial Code, the address of the Debtor specified below under the caption "Chief Executive Office" (or Major Executive Office" address whenever the Chief Executive Office is located outside of the United States) shall be the Debtor's mailing address.

20. This Agreement shall be construed in accordance with and be governed by the law of the State of New York.

IN WITNESS WHEREOF, the Debtor has executed this Agreement or has caused these presents to be executed and delivered by its proper corporate officer or officers and caused its proper corporate seal to be hereto affixed, this l5th day of May, l995.

                           Colonial Commercial Corp.
                    __________________________________________
                                    Debtor

                    By:  /s/ Bernard Korn, President
                        /s/  James W. Stewart, Exec. V.P.
                    __________________________________________

                    Exhibit 10(g)(v) - Employment Agreement

                              EMPLOYMENT AGREEMENT

    AGREEMENT, dated as of 5/19/95, by and between Atlantic Hardware and Supply Corp., a New York corporation with its principal office at 60l West 26th St., New York, N.Y. l000l (the "Company") and Paul R. Selden, residing at 415 First Avenue, Massapequa Park, New York ll762 (the "Employee").

                                   ARTICLE I
                                   _________

                            EMPLOYMENT; TERM; DUTIES
                            ________________________

    l.0l.   Employment.  Upon the terms and conditions
            __________
hereinafter set forth, the Company hereby employs the Employee, and the Employee hereby accepts employment, as President of the Company.

    l.02. Employee represents and warrants to the Company that he is free to enter into this Agreement in accordance with the terms hereof and is under no restriction, contractual or otherwise, which would interfere with his execution hereof or performance hereunder.

    l.03. Term. The Employee's employment hereunder shall be for a term (the
          ____
"Term") commencing as of this date (the "Commencement Date") and terminating at the close of business on December 3l, l997.

    l.04. Duties. During the Term, the Employee shall perform such duties,
          ______
consistent with his position hereunder, as may be assigned to him from time to time by the Board of Directors. The Employee shall devote his best efforts and his entire time, attention and energies, during regular working hours, to the performance of his duties hereunder and to the furtherance of the business and interests of the Company, its subsidiaries and affiliate companies.

                                   ARTICLE II
                                   __________

                                  COMPENSATION
                                  ____________

    2.01.  Compensation.  For all services  rendered by the Employee
           ____________
hereunder and all covenants and conditions undertaken by him pursuant to this Agreement, the Company shall pay, and the Employee shall accept (i) a salary at the rate of $200,000 per annum. Compensation shall be payable not less frequently than in bi-weekly installments. The Company may (but shall not be obligated to), at any time and from time to time, grant to the Employee an increase or increases in the compensation otherwise payable pursuant to this
Section 2.0l, but such increase or increases, if any, shall not be deemed to alter, modify, waive or otherwise affect any other term, covenant or condition of this Agreement.

      2.02  Additional Incentive Compensation
            _________________________________

      For the calendar year l995 and for each of the calendar years l996 and l997, the Employee shall receive, as additional compensation, a percentage of the Incentive Compensation Base. Incentive Compensation Base shall mean the Company's earnings as determined by the Company's Independent Certified Public Accountants increased by any deduction of (i) interest paid or accrued in connection with the acquisition of Atlantic Hardware and Supply Corp. from Thackeray Corporation, (ii) Federal, State and local income taxes, (iii) parent company management fees or allocation of overhead paid or accrued and (iv) this expense. Earnings of businesses acquired by the Company shall be included in determining Incentive Compensation Base. Incentive Compensation will be paid within 30 days following receipt by the Company of the Independent Accountant's report for the year involved and said report shall be binding and conclusive.


               Portion Of
                Incentive                 Additional
               Compensation              Compensation
                 Base                     Percentages
               ____________              _____________

        Up   to         $250,000              6%
        $  250,000 to    500,000              7%
        $  500,000 to    750,000              8%
        $  750,000 to  l,000,000              9%
        $l,000,000 and over                  10%


       For example, if the Incentive Compensation Base is $800,000, the additional compensation would be computed as follows:


        $250,000       at 6%           $l5,000
        $250,000       at 7%           $l7,500
        $250,000       at 8%           $20,000
        $ 50,000       at 9%           $ 4,500
         -------                        ------
        $800,000                       $59,000

      2.03. Deductions. The Company shall deduct from the compensation
            __________
described  in  Section  2.01  and  Section  2.02  any  federal,  state  or local withholding taxes, social security contributions and any other amounts which may be required to be deducted or withheld by the Company  pursuant to any  federal, state or city laws, rules or regulations.

      2.04.  Disability Adjustments.   Any  compensation  otherwise  payable  to
             ______________________
the Employee pursuant to Section 2.0l during any Disability Period (as that term is hereinafter  defined) shall be reduced by any amounts payable to the Employee for loss of earnings or the like under any insurance plan or policy the premiums for which are paid for in their entirety by the Company.

                                  ARTICLE III
                                  ___________

                               BENEFITS; EXPENSES
                               __________________

      3.01. Fringe Benefits.  During the Term, the Employee shall be entitled to
            _______________
participate,  in amounts commensurate with the Employee's position hereunder, in such group life, health, accident, disability or hospitalization insurance plans as the  Company  or its  parent  may  make  available  to  its  other  executive employees.


    3.02.  Automobile.  During the Term,  the Company shall furnish the Employee
           __________
with a Cadillac, or comparable luxury automobile, (including the replacement thereof), of such make, model and year as the Employee shall determine, for use by the Employee in connection with the performance of his duties hereunder. Upon presentation of an itemized account thereof, with such substantiation as the Company shall require, the Company shall pay or reimburse the Employee for the reasonable and necessary expenses of the maintenance and operation of such automobile in connection with the performance of his duties hereunder. The Employee understands that as a result of and to reflect the provisions of this Section, the Company may include appropriate amounts on his W-2 form and, if required, withhold amounts from this salary.

    3.03.  Expenses.  Upon  presentation  of  an itemized account thereof,  with
           ________
with such substantiation as the Company shall require, the Company shall pay or reimburse the Employee for the reasonable and necessary expenses directly and properly incurred by the Employee in connection with the performance of his duties hereunder, subject to guidelines established by the Board of Directors.

    3.04. Vacations: During  the Term,  the Employee shall be entitled  to  paid
          _________
holidays and paid vacations in accordance with the policy of the Company as determined by the Board of Directors; provided, however, that the Employee shall be entitled to not less than four weeks paid vacation during each year of the Term, to be taken at times convenient to the Employee and to the company.

    3.05.  Location.  Notwithstanding anything which may be contained herein  to
           ________
the contrary, the Employee's office shall be located in the metropolitan New York area and the performance of his duties hereunder shall not require his continued presence outside of such counties if the Employee shall object thereto.

                                   ARTICLE IV
                                   __________

                                  TERMINATION
                                  ___________

    4.0l.  Termination.  The  employment  of the  Employee,  and the obligations
           ___________
of the Employee and the Company hereunder, shall cease and terminate (except as otherwise specifically provided in this Agreement) upon the first to occur on the following dates (the "Termination Date") described in this Section 4.0l:

            (a)  The date of expiration by its terms of the Term;

            (b) The date of death of the Employee; provided, however, notwithstanding the foregoing:

                 (i)  the lump sum of Five Thousand ($5,000)
                      Dollars shall be paid to the Employee's
                      widow, if living, or if not, to the
                      Employee's estate; and

                (ii) the Employee's compensation, as determined in accordance with Section 2.0l, shall be paid for a period of one (l) year (irrespective of whether such one-year period exceeds the expiration date of the Term) to the Employee's widow, if living, or if not, to the Employee's estate.

               (iii)  a pro rata share of any additional
                      Incentive Compensation in an amount
                      obtained by multiplying the additional
                      Incentive Compensation for the full year or period, as the case may be, in which death occurred, by a fraction, the numerator of which is the number of days in the year of period in which Employee was employed and the denominator of which is the number of days of the year (365).

                                   ARTICLE V
                                   _________

    5.0l.  Disability.  In the event that the  Employee shall  become unable, by
           __________
reason of illness or incapacity, to perform the duties required of him pursuant to this Agreement, for a period of (i) ninety (90) consecutive days or (ii) for l80 (one hundred eighty) days in any 365 day period, (the "Disability Period"), the Company may give notice (the "Disability Notice") to the Employee of the discontinuance of his services as President of the Company provided, however, notwithstanding the foregoing, this Agreement shall continue in full force and effect except as follows:

           (a) Section l.04 shall become inoperative on the date on which the Disability Notice is given. In lieu of his duties as President, the duties of the Employee shall be, to the extent permitted by his illness or incapacity, to advise and counsel the officers and directors of the Company with respect to the affairs and business of the Company; and

           (b) The Company shall continue to pay and the Employee shall accept, total compensation in an amount determined in accordance with Section 2.0l for the Contract Year in which the Disability Notice shall have been given, such compensation to be paid to the Employee for the remainder of such Contract Years and for each of the succeeding Contract Years of the Term, irrespective of the amount or nature of the services rendered by the Employee pursuant to Section 5.0l(a). In addition, in the year in which the disability occurs, the employee shall receive a pro rata share of any additional incentive compensation in an amount obtained by multiplying the Incentive Compensation amount for the full year or period, as the case may be, in which disability occurred, by a fraction, the numerator of which is the number of days in the year or period in which the disability occurs and the denominator of which is the number of days of the year (365).

           (c) Notwithstanding anything herein contained to the contrary, in the event that, prior to the delivery of the notice specified in this Section 5.0l, the Employee shall resume the full-time performance of his duties hereunder for a period of not less than twenty (20) consecutive working days, the Company may not give the Employee the Disability Notice.

                                   ARTICLE VI
                                   __________

                             RESTRICTIVE COVENANTS
                             _____________________

    6.0l. Non-Disclosure. The Employee shall not disclose or furnish to any any other person, firm or corporation (the "Entity"), except in the course of the performance of his duties hereunder, the following:

           (a) any information relating to any process, technique or procedure used by the Company, including, without limitation, computer programs and methods of evaluation and pricing and market- ing techniques; or

           (b) any information relating to the operations or financial status of the Company, including, with- out limitation, all financial data and sources of financing, which is not specifically a matter of public record; or

           (c) any information of a confidential nature obtained as a result of his prior, present or future relationship with the Company, which is not specifically a matter of public record; or

           (d)  any trade secrets of the Company; or

           (e) the name, address or other information relating to any customer or debtor of the Company.

    6.02. Non-Competition. The Employee shall not, from the date hereof and until the termination of his employment with the Company (the "Restriction Period"):

           (a) in any manner, directly or indirectly, be interested in, employed by, engaged in or participate in the ownership, management, operation or control of, or act in any advisory or other capacity for any entity which, directly or indirectly, competes with the Company through-out the Territory (as that term is hereinafter defined); provided, however, that the Employee may invest in any entity which may be deemed to be in competition with the Company hereunder, the Common Stock of which entity is "publicly held", provided that the Employee shall not own or control securities which constitute more than one (l) percent of the voting rights or equity ownership of such entity, or five (5) percent of the outstanding principal balance of any class of debt securities of such entity. The Employee or any entity shall be deemed to compete with the Company if at any time during the Restriction Period the Employee or such entity engages in the business of contract and architectural hard-ware, doors and frames, locksmithing, security systems and security hardware.

          (b) The Employee shall not, from the date hereof and until one year after the termination of his employment with the Company (the "Restriction Period"):

                (i)  in any manner,  directly or indirectly,
                attempt to seek to cause any entity to refrain from dealing or doing business with the Company or assist any entity in doing so or attempting to do so.

                (ii) employ any Company employees.

    6.03.  Definitions.  As used in this  Article  VI:  (a) the  term "Company"
           ___________
shall include any parent, subsidiary or affiliate of, or successor to, the Company and (b) the term "Territory" shall mean any state (including the District of Columbia), territory or possession of the United States within which the Company presently or hereafter does business.

    6.04. Breach of Provisions. In the event that the Employee shall breach any of the provisions of this Article VI, or in the event that any such breach is threatened by the Employee, in addition to and without limiting or waiving any other remedies available to the Company at law or in equity, the Company shall be entitled to immediate injunctive relief in any court, domestic or foreign, having the capacity to grant such relief, to restrain any such breach or threatened breach and to enforce the rovisions of this Article VI. The Employee agrees and acknowledges that there is no adequate remedy at law for any such breach or threatened breach and, in the event that any action or proceeding is brought seeking injunctive relief, the Employee shall not use a defense thereto that there is an adequate remedy at law.

    6.05.    Reasonable Restrictions.  The arties acknowledge that the foregoing
             _______________________
restrictions, the duration and the territorial scope thereof as set forth in this Article VI, are under all of the circumstances reasonable and necessary for the protection of the Company and its business.

                                  ARTICLE VII
                                  ___________

                             TERMINATION FOR CAUSE
                             ______________________

    7.01.   Termination by the Company for Cause.  At any time  during  the term
            ____________________________________
of this Agreement, the Company may discharge the Employee for cause and terminate this Agreement without any further liability hereunder to the Employee or his estate, except to pay any accrued, but unpaid, salary but not Incentive Compensation to him. In the event of such termination, Employee agrees he shall also be deemed to have resigned from the Company and its Parent, as a President and Employee, effective as of the date of such termination. For purposes of this Agreement, a "discharge for cause" shall mean termination of the Employee upon written notification to the Employee limited, however, to one or more of the following reasons:

            (i) Fraud, misappropriation or embezzlement by the Employee in connection with the Company; or

           (ii) Gross neglect of duties which has a detrimental effect on the Company after notice to the Employee of the particular details thereof and a period of thirty (30) days to correct such mismanagement or neglect, if any; or

          (iii) Conviction by a court of competent jurisdiction in the United States of a felony or a crime involving moral turpitude; or

           (iv)  Willful  and   unauthorized   disclosure  of  confidential,  or
proprietary trade secret information of the Company; or

            (v) The Employee's breach of any material term or provision of this Agreement, after notice to the Employee of the particular details thereof and a period of not less than thirty (30) days thereafter within which to cure such breach, if any.

                                  ARTICLE VIII
                                  ____________

                                 MISCELLANEOUS
                                 _____________

    8.0l.  Assignment.  This Agreement shall not be assigned  by  either  party,
           __________
except that the Company shall have the right to assign its rights hereunder to any parent, subsidiary and affiliate of, or successor to, the Company.

    8.02.  Binding Effect.  This agreement shall extend to and be binding upon
           ______________
the Employee, his legal representatives, heirs and distributees, and upon the Company, its successors and assigns.

    8.03.  Notices.  Any notice  required or  permitted  to  be given under this
           _______
Agreement to either party shall be sufficient if in writing and if sent by registered or certified mail, return receipt requested, to the address of such party hereinabove set forth, or to such other address as such party may hereafter designate by a notice given to the other party in the manner provided in this Section 8.03.

    8.04.  Waiver.  A waiver by a party hereto of a breach of any term, covenant
           ______
or condition of this Agreement by the other party hereto shall not operate or be construed as waiver of any other or subsequent breach by such party of the same or any other term, covenant or condition hereof.

    8.05. Prior Agreements. Any and all prior agreements between the Company and
          ________________
the Employee, whether written or oral, between the parties, relating to any and all matters covered by, and contained or otherwise dealt with in, this Agreement are hereby cancelled and terminated.

    8.06. Entire Agreement. This  Agreement  sets  forth  the  entire  agreement
          ________________
between the parties with respect to the subject matter hereof and no waiver, modification, change or amendment of any of its provisions shall be valid unless in writing and signed by the party against whom such claimed waiver, modification, change or amendment is sought to be enforced.

    8.07.  Authority.  The  parties severally  represent and warrant  that  they
           _________
have the power, authority and right to enter into this agreement and to carry out and perform the terms; covenants and conditions hereof.

    8.08.  Applicable Law. This  Agreement shall be governed by and construed in
           ______________
accordance with the laws of the State of New York. The federal and state courts in Nassau County, New York shall have exclusive jurisdiction on all matters relating to this Agreement.

    8.09.  Severability.  In the event  that  any  of  the  provisions  of  this
           ____________
Agreement, or any portion thereof, shall be held to be invalid or unenforceable, the validity and enforceability of the remaining provisions shall not be affected or impaired, but shall remain in full force and effect.

    8.l0.  Titles.  The  titles  of the  Articles and Sections of this Agreement
           ______
are inserted merely for convenience and ease of reference and shall not affect or modify the meaning of any of the terms, covenants or conditions of this Agreement.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and date first about written.

                            ATLANTIC HARDWARE AND SUPPLY CORP.


                            By:        PRESIDENT
                               ________________________________
                                                        (Title)

                                   /S/ PAUL SELDEN
                               ________________________________
                                                     (Employee)

                            By:  /S/ JAMES W. STEWART
                               ________________________________
                                      (Secretary)







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